PART A

                                  PROSPECTUS

PROSPECTUS                                                         JUNE 24, 1997

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT
GROUP VARIABLE ANNUITY CONTRACTS

                                DISCOVERY SELECT
                            ------------------------
                            GROUP RETIREMENT ANNUITY

This prospectus describes the DISCOVERY SELECT(SM) Group Variable Annuity Contracts*, group variable annuity contracts offered by The Prudential Insurance Company of America ("Prudential"), a mutual life insurance company, in connection with retirement arrangements that qualify for federal tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 and with non-qualified annuity arrangements.

Contributions made on behalf of Participants may be allocated as the Participant directs in one or more of the following ways.


o They may be allocated to one or more of twenty-two Subaccounts, each of which invests in one of the following portfolios of The Prudential Series Fund, Inc. (the "Prudential Series Fund") or other listed portfolios (collectively, the "Funds"):

                        THE PRUDENTIAL SERIES FUND, INC.

Money Market Portfolio           Flexible Managed Portfolio          Equity Portfolio
Diversified Bond Portfolio       High Yield Bond Portfolio           Prudential Jennison Portfolio
Government Income Portfolio      Stock Index Portfolio               Global Portfolio
Conservative Balanced Portfolio  Equity Income Portfolio


-----------------------------------------------------------------------------------------------------

                                     AIM VARIABLE INSURANCE FUNDS, INC.
                          AIM V.I. Growth and Income Fund  AIM V.I. Value Fund
              JANUS ASPEN SERIES                                 MFS VARIABLE INSURANCE TRUST
 Growth Portfolio   International Growth Portfolio        Emerging Growth Series   Research Series

           OCC ACCUMULATION TRUST                            T. ROWE PRICE EQUITY SERIES, INC.
     Managed Portfolio   Small Cap Portfolio                      Equity Income Portfolio

    T. ROWE PRICE INTERNATIONAL SERIES, INC.                        WARBURG PINCUS TRUST
         International Stock Portfolio                         Post-Venture Capital Portfolio


o They may be allocated to the Guaranteed Interest Account which guarantees a stipulated rate of interest if held for a specified period of time. This prospectus does not describe that account and will mention the Guaranteed Interest Account only where necessary to explain how Prudential Discovery Select Group Variable Contract Account works.
                                                          Continued on next page

                                   ----------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS. EACH OF THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                        c/o Prudential Investments
                        30 Scranton Office Park
                        Scranton, PA 18507-1789
                        Telephone 1-800-458-6333

* DISCOVERY SELECT is a service mark of Prudential.

Continued from front cover


This prospectus provides information a prospective investor should know before investing. Additional Information about the Contracts have been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated June 24, 1997, which information is incorporated herein by reference, and is available without charge upon written or oral request directed to the address or telephone number shown on the cover page.

The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. Additional Funds and subaccounts may be offered in the future.

The Contents of the Statement of Additional Information with respect to the Contracts appear on page 27 of this prospectus.

                               PROSPECTUS CONTENTS

                                                                            Page
                                                                            ----

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.......................   1

BRIEF DESCRIPTION OF THE CONTRACTS.........................................   2

FEE TABLE..................................................................   4

GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY VARIABLE
SELECT GROUP CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE
UNDER THE CONTRACTS........................................................   8
      Prudential Insurance Company of America..............................   8
      Prudential Discovery Select Group Variable Contract Account..........   8
      The Funds............................................................   8
      Guaranteed Interest Account..........................................  11

THE CONTRACTS..............................................................  11
      The Accumulation Period .............................................  11
      Allocation of Purchase Payments......................................  12
      Asset Allocation Program.............................................  12
      Transfers............................................................  13
      Dollar Cost Averaging................................................  14
      Auto-Rebalancing.....................................................  14
      Withdrawals..........................................................  14
      Systematic Withdrawal Plan...........................................  15
      Texas Optional Retirement Plan.......................................  16
      Death Benefit........................................................  16
      Discontinuance of Contributions......................................  17
      Loan Provision.......................................................  17
      Modified Procedures..................................................  18

CHARGES, FEES AND DEDUCTIONS...............................................  18
      Administrative Fee and Annual Account Charge.........................  18
      Charge for Assuming Mortality and Expense Risks......................  19
      Expenses Incurred by the Funds.......................................  19
      Withdrawal Charge....................................................  19
      Limitations on Withdrawal Charge.....................................  19
      Premium Taxes........................................................  20

FEDERAL TAX STATUS.........................................................  21
      Taxes on Prudential..................................................  21
      Qualified Retirement Arrangements Using the Contracts................  21
      Non-Qualified Arrangements Using the Contracts.......................  22
      Withholding..........................................................  23

EFFECTING AN ANNUITY.......................................................  23
      Life Annuity with Payments Certain...................................  23
      Annuity Certain......................................................  23
      Joint and Survivor Annuity with Payment Certain......................  24
      Purchasing the Annuity...............................................  24

OTHER INFORMATION..........................................................  24
      Misstatement of Age or Sex...........................................  24
      Sale of the Contract and Sales Commission............................  24
      Voting Rights........................................................  24
      Substitution of Fund Shares..........................................  25
      Performance Information..............................................  25
      Reports to Participants..............................................  26
      State Regulation.....................................................  26
      Legal Proceedings....................................................  26
Statement of Additional Information........................................  27
      Additional Information ..............................................  27

                        DEFINITIONS OF SPECIAL TERMS USED
                               IN THIS PROSPECTUS

ACCOUNT - See the Prudential Discovery Select Group Variable Contract Account (the "Discovery Account") below.

ACCUMULATION PERIOD - The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account, or the interest rate credited under the Guaranteed Interest Account, as selected.

ANNUITANT - The person or persons, designated by the Participants upon whose life or lives monthly annuity payments are based after an annuity is effected.

BENEFICIARY - A person designated by a Participant to receive benefits from funds held under the Contract.

BUSINESS DAY - A day on which both the New York Stock Exchange and Prudential are open for business.

CODE - The Internal Revenue Code of 1986, as amended.

CONTRACTHOLDER - The employer, association or trust to which Prudential has issued a Contract. "You" or "Your" means the Contractholder.

CONTRACTS - The Group Variable Annuity Contracts described in this Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements.

CONTRACT VALUE - The dollar amount held under a Contract.

EMPLOYER - Plan Sponsor.

FUNDS - The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price international Series, Inc., Janus Aspen Series, MFS Variable Insurance Trust, Warburg Pincus Trust, and OCC Accumulation Trust available under the Contract.

GENERAL ACCOUNT - The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

GUARANTEED INTEREST ACCOUNT - An allocation option under the Contract funded by Prudential's General Account. It is not part of nor dependent upon the investment performance of the Discovery Account. This prospectus does not describe the Guaranteed Interest Account.

PARTICIPANT - A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT - An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE - The dollar amount held in a Participant Account.

PRUDENTIAL - The Prudential Insurance Company of America. "We," "us," or "our" means Prudential.

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT - A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Fund Portfolios.

SUBACCOUNT - A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.

UNIT AND UNIT VALUE - A Participant is credited with Units in each Subaccount in which he invests. The value of these Units changes each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this Prospectus. The number of Units credited to a Participant under any Subaccount will be reduced by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.

VALUATION PERIOD - The period of time from one determination of the value of the amount invested in a Subaccount to the next. Such determinations are made when the net asset values of the Funds are calculated, which is generally at 4:15 p.m. Eastern time on each day during which the New York Stock Exchange and Prudential are open.

VARIABLE INVESTMENT OPTIONS - The Subaccounts.

                       BRIEF DESCRIPTION OF THE CONTRACTS

The Prudential Insurance Company of America ("Prudential") offers the Discovery Select Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code") and with nonqualified annuity arrangements. The Contracts are group annuity contracts and generally are issued to employers (Contractholders) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant."

The value of a Participant's investment depends upon the performance of the investment option[s]. Currently, there are twenty-two variable investment options, each of which is called a Subaccount. The assets of each Subaccount are invested in a corresponding Fund listed beginning on page 8. A Participant may direct contributions made on his or her behalf to one or a combination of variable investment options as well as the Guaranteed Interest Account. A separate Participant Account is set up for each Participant. Amounts held under a Participant Account may be withdrawn, in whole or in part, prior to the annuity date. The Contract also provides for a death benefit.

Contributions to the Contracts may be made on behalf of a Participant through payroll deduction arrangements or similar agreements with the Contractholder. Any other contribution to the Contract must be at least $500, except for contributions to an Individual Retirement Annuity for a non-working spouse under
Section 408 of the Code (or working spouse who elects to be treated as a non-working spouse), which must be at least $250. All contributions may be divided among the Discovery Account and Guaranteed Interest Account that comprise the Contract. See "The Accumulation Period," pages 11-12.

Prudential assesses charges under the Contracts for the costs of selling and distributing the Contracts, for administering the Contracts, and for assuming mortality and expense risks under the Contracts. A mortality and expense risk charge equal to an annual rate of 0.15% is deducted from the assets held in the variable investment options. An administrative charge is also deducted from the assets held in the variable investment options which charge is equal to an annual rate of 0.85%. Further details about the administrative charge is found under Fee Table, page 4 and Administrative Fee and Annual Account Charge, page 18.

An additional administrative charge of up to $15, the annual account charge, is assessed on or about the last day each calendar year and at the time of a full withdrawal. The annual account charge will be prorated for new Participants on a monthly basis for their first year of participation. A withdrawal charge may be imposed upon withdrawals made in the first five years after the initial contribution made on behalf of a Participant. The maximum withdrawal charge is 5% of the contributions made on behalf of the Participant. A charge against each of the Fund's assets is also made by the investment adviser for providing investment advisory and management services. Further detail about charges may be found under Charges, Fees and Deductions, page 18.

Unless restricted by the retirement arrangement under which he is covered, or by the withdrawal restrictions imposed by federal tax law on tax-deferred annuity contracts subject to Section 403(b) of the Code and on interests in deferred compensation plans under Section 457 of the Code, a Participant may withdraw, at any time, all or part of his Participant Account. See "Withdrawals," pages 14-15. Withdrawals may be subject to tax under the Internal Revenue Code, including, under certain circumstances, a 10% penalty tax on premature withdrawals. See "Federal Tax Status," page 21. In addition, all or a part of a Participant's Account may be transferred among the Subaccounts and Guaranteed Interest Account without the imposition of the withdrawal charge or tax liability.

All written requests, notices, and transfer requests required by the Contracts (other than withdrawal requests and death benefit claims), should be sent to Prudential at the address shown on the cover of this Prospectus. Any written inquiries also should be sent to Prudential at that address. A Participant may effect the telephone transactions that are permitted by his Program by calling Prudential at 1-800-458-6333. All written withdrawal requests or death benefit claims relating to a Participant's interest must be sent to Prudential by one of the following three means: (1) By U.S. mail to: Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) Fax to Prudential Investments, Attention: Client Payments at:
(717) 340-4328. A withdrawal request or death benefit claim will be deemed received in good order by Prudential as of the end of the valuation period within which all the properly completed forms and other information required by Prudential to pay such a request or claim (e.g., due proof of death) are received as specified above. Receipt of a withdrawal request or death benefit claim in good order is required by Prudential to process the transaction in the manner explained on pages 14-17 of this Prospectus. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that would otherwise be performed by Prudential. See "Modified Procedures," page 18.

This Brief Description of the Contracts is intended to provide a broad overview of the more significant features of the Contracts. More detailed information will be found in subsequent sections of this prospectus and in the Contracts.

                                    FEE TABLE

PARTICIPANT TRANSACTION EXPENSES
Sales Charge Imposed on Contributions..................................  None

Maximum Withdrawal Charge (as a percentage of contributions withdrawn):


                                           The Withdrawal Charge Will Be Equal
                                            To The Following Percentage Of The
    Years of Contract Participation               Contribution Withdrawn
    -------------------------------        -----------------------------------
First Year                                                  5%
Second Year                                                 4%
Third Year                                                  3%
Fourth Year                                                 2%
Fifth Year                                                  1%
Sixth and Subsequent Years                              No Charge

Maximum Annual Account Charge..........................................  $15

DISCOVERY ACCOUNT ANNUAL EXPENSES
(as a Percentage of average Participant Account Value)

       All Subaccounts
       ---------------
       Mortality and Expense Risk Charge ..............    0.15%
       Administrative Fee .............................    0.85%
                                                           -----
       Total Separate Account Annual Expenses .........    1.00%
                                                           -----

ANNUAL EXPENSES OF THE FUNDS
(as a percentage of portfolio average net assets)


                                                                              Total Fund Annual
                                                  Investment                  Expenses (After
                                                  Management      Other           Expense
                                                     Fee         Expenses      Reimbursements)
                                                  ----------     --------     -----------------
THE PRUDENTIAL SERIES FUND, INC.(1)
   Money Market Portfolio ...................       0.40%          0.04%           0.44%
   Diversified Bond Portfolio ...............       0.40%          0.05%           0.45%
   Government Income Portfolio ..............       0.40%          0.06%           0.46%
   Conservative Balanced Portfolio ..........       0.55%          0.04%           0.59%
   Flexible Managed Portfolio ...............       0.60%          0.04%           0.64%
   High Yield Bond Portfolio ................       0.55%          0.08%           0.63%
   Stock Index Portfolio ....................       0.35%          0.05%           0.40%
   Equity Income Portfolio ..................       0.40%          0.05%           0.45%
   Equity Portfolio .........................       0.45%          0.05%           0.50%
   Prudential Jennison Portfolio ............       0.60%          0.06%           0.66%
   Global Portfolio .........................       0.75%          0.17%           0.92%


                                                               Total Fund Annual
                                         Investment             Expenses (After
                                         Management    Other       Expense
                                            Fee       Expenses   Reimbursements)
                                           -----      --------  ----------------

AIM VARIABLE INSURANCE FUNDS, INC.(2)
   AIM V.I. Growth and Income Fund ....     0.65%        0.13%         0.78%
   AIM V.I. Value Fund.................     0.64%        0.09%         0.73%

JANUS ASPEN SERIES(3)
   Growth Portfolio....................     0.65%        0.04%         0.69%
   International Growth Portfolio......     0.05%        1.21%         1.26%

MFS VARIABLE INSURANCE TRUST(4)
   Emerging Growth Series .............     0.75%        0.25%         1.00%
   Research Series.....................     0.75%        0.25%         1.00%

OCC ACCUMULATION TRUST(5)
   Managed Portfolio...................     0.80%        0.10%         0.90%
   Small  Cap Portfolio................     0.80%        0.22%         1.02%

T. ROWE PRICE(6)
   T. Rowe Price Equity Series,
   Inc., Equity Income Portfolio.......     0.85%        0.00%         0.85%

   T. Rowe Price International
   Series, Inc., International Stock
   Portfolio ..........................     1.05%        0.00%         1.05%

WARBURG PINCUS TRUST(7)
   Post-Venture Capital Portfolio .....     0.62%        0.78%         1.40%

The purpose of the foregoing tables is to assist Participants in understanding the expenses that they bear, directly or indirectly relating to the Prudential Discovery Select Group Variable Contract Account and the Funds. The expenses relating to the Funds (other than those in the Prudential Series Fund) have been provided to Prudential by the Funds and have not been independently verified by Prudential. See the sections on charges in this Prospectus and the accompanying prospectuses for the Funds.

(1) The Prudential Series Fund, Inc. With respect to The Prudential Series Fund portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under "Other Expenses" are based on amounts incurred in the last fiscal year.

(2) AIM Variable Insurance Funds, Inc. AIM may from time to time voluntarily waive or reduce its respective fees. Fee waivers or reductions, other than those contained in the agreement with the adviser, may be modified or terminated at any time.

(3) Janus Aspen Series. The fees and expenses for the Janus Aspen Series Growth Portfolio and International Growth Portfolio in the table above are based on gross expenses before expense offset arrangements for the fiscal year ended December 31, 1996, net of fee waivers or reductions from Janus Capital. Janus Capital has agreed to reduce each Portfolio's advisory fee to the extent such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital may terminate this fee reduction or any of the expense limitations set forth herein at any time upon 90 days' notice to the Trustees of the Janus Aspen Series. The fees and expenses for the International Growth Portfolio have been restated to reflect the 1.25% expense limitation in effect from June 3, 1996 through April 30, 1998. Without fee waivers or reductions, the Management Fee, Other Expenses and Total Fund Annual Expenses would have been 0.79%, 0.04% and 0.83% for the Growth Portfolio and 1.00%, 1.21% and 2.21% for the International Growth Portfolio.

(4) MFS Variable Insurance Trust. The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. See "Information Concerning Shares of Each Series--Expenses." Otherwise, "Other Expenses" for the Emerging Growth Series and the Research Series would be 0.41% and 0.73%, respectively, and "Total Operating Expenses" would be 1.16% and 1.48%, respectively, for these Series.

(5) OCC Accumulation Trust. The annual expenses of OCC Accumulation Trust Portfolios (the "Portfolios") as of December 31, 1996 have been restated to reflect new management fee and expense limitation arrangements in effect as of May 1, 1996. Additionally, Other Expenses are shown gross of certain expense offsets afforded the Portfolios which effectively lowered overall custody expenses. Effective May 1, 1996, the expenses of the Portfolios were contractually limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.25% of their respective average daily net assets. Furthermore, through December 31, 1997, the annualized operating expenses of the Managed and Small Cap Portfolios will be voluntarily limited by OpCap Advisors so that annualized operating expenses (net of any expense offsets) of these Portfolios do not exceed 1.00% of their respective average daily net assets. Without such contractual and voluntary expense limitations and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Annual Expenses incurred for the fiscal year ended December 31, 1996 would have been: .80%, .10% and .90%, respectively, for the Managed Portfolio, and .80%, .26% and 1.06%, respectively, for the Small Cap Portfolio.

(6) T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. With respect to the T. Rowe Price Funds, the Investment Management Fees include the ordinary expenses of operating the Funds.

(7) Warburg Pincus Trust. With respect to the Warburg Pincus Trust Post-Venture Capital Portfolio, absent the anticipated waiver of fees by the Fund's investment adviser and co-administrator, the Investment Management Fee would equal 1.25%, Other Expenses would equal 0.82%, and Total Fund Annual Expenses would equal 2.07%. Other Expenses for the Fund are based on annualized estimates of expenses for the fiscal year ending December 31, 1997, net of any fee waivers or expense reimbursements. The investment adviser and co-administrator have undertaken to limit the Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1997.

EXAMPLES OF FEES AND EXPENSES

The following examples illustrate the cumulative dollar amount of all the above expenses that would be incurred on each $1,000 of Participant investment.

o     The examples assume a consistent 5% annual return on invested assets.

o The examples assume that the annual account charge is deducted from the assets of each Subaccount based on a Participant Account Value of $25,000.

The expenses shown in Table I describe applicable charges for withdrawal of an entire Participant Account. THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

TABLE I

If a Participant withdraws his entire Participant Account Value from the specified Subaccount just prior to the end of the applicable time period, the Participant would pay the following cumulative expenses on each $1,000 invested.

                                  1 Year     3 Years     5 Years    10 Years
                                  ------     -------     -------    --------
The Prudential Series Fund, Inc.
   Money Market Subaccount...       $65       $ 77        $ 92        $179
   Diversified Bond Subaccount       65         78          92         180
   Government Income
   Subaccount................        65         78          93         181
   Conservative Balanced
   Subaccount................        67         82         100         195
   Flexible Managed Subaccount       67         84         102         201
   High Yield Bond Subaccount        67         83         102         200
   Stock Index Subaccount....        65         76          90         175
   Equity Income Subaccount..        65         78          92         180
   Equity Subaccount.........        66         79          95         186
   Prudential Jennison
   Subaccount................        67         84         103         203
   Global Subaccount.........        70         92         117         231
AIM Variable Insurance Funds, Inc.
   AIM V.I. Growth and Income
   Subaccount................        69         88         110         216
   AIM V.I. Value Subaccount.        68         86         107         211

                                  1 Year     3 Years     5 Years    10 Years
                                  ------     -------     -------    --------
Janus Aspen Series
   Growth Subaccount.........       $68       $ 85        $105        $206
   International Growth
   Subaccount................        74        102         134         266
MFS Variable Insurance
Trust
   Emerging Growth Subaccount        71         95         121         239
   Research Subaccount.......        71         95         121         239
OCC Accumulation Trust
   Managed Subaccount........        70         92         116         229
   Small Cap Subaccount......        71         95         122         241
T. Rowe Price
   T Rowe Price Equity Series
   Inc., Equity Income
   Subaccount.................       69         90         113         223
   T. Rowe Price International
   Series, Inc., International
   Stock Subaccount...........       71         96         123         244
Warburg Pincus Trust
   Post-Venture Capital Subaccount   75        107         141         280

TABLE II

If a Participant does not withdraw any portion of his Participant Account Value from the specified Subaccount or use his Participant Account Value to affect an annuity as of the end of the applicable time period, the Participant would pay the following cumulative expenses on each $1,000 invested.

                                  1 Year     3 Years     5 Years    10 Years
                                  ------     -------     -------    --------
The Prudential Series
 Fund, Inc.
   Money Market Subaccount...      $15         $47        $ 82       $179
   Diversified Bond Subaccount      15          48          82        180
   Government Income
   Subaccount................       15          48          83        181
   Conservative Balanced
   Subaccount................       17          52          90        195
   Flexible Managed
   Subaccount................       17          54          92        201
   High Yield Bond Subaccount       17          53          92        200
   Stock Index Subaccount....       15          46          80        175
   Equity Income Subaccount..       15          48          82        180
   Equity Subaccount.........       16          49          85        186
   Prudential Jennison
   Subaccount................       17          54          93        203
   Global Subaccount.........       20          62         107        231
 AIM Variable Insurance
  Funds, Inc.
   AIM V.I. Growth and Income
   Subaccount..........             19          58         100        216
   AIM V.I. Value Subaccount.       18          56          97        211
 Janus Aspen Series
   Growth Subaccount.........       18          55          95        206
   International Growth
   Subaccount................       24          72         124        266
 MFS Variable Insurance
  Trust
   Emerging Growth
   Subaccount................       21          65         111        239
   Research Subaccount.......       21          65         111        239
 OCC Accumulation Trust
   Managed Subaccount........       20          62         106        229
   Small  Cap Subaccount.....       21          65         112        241
 T. Rowe Price
   T. Rowe Price Equity Series,
   Inc., Equity Income
   Subaccount................       19          60         103        223
   T. Rowe Price International
   Series, Inc., International
   Stock Subaccount..........       21          66         113        244
 Warburg Pincus Trust
   Post-Venture Capital
   Subaccount................       25          77         131        280

Loans taken by a Participant from a Participant Account may be subject to charges for establishing and maintaining the loan. The examples do not take into account any deduction for such charges.

                      GENERAL INFORMATION ABOUT PRUDENTIAL,
       THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT AND
              THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential is a mutual life insurance company incorporated in 1873 under the laws of the State of New Jersey. Its corporate office is located at Prudential Plaza, Newark, New Jersey. It has been investing for pension funds since 1928.

Prudential is responsible for the administrative and recordkeeping functions of the Prudential Discovery Select Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

THE PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT

The Prudential Discovery Select Group Variable Contract Discovery Account (the "Discovery Account") was established on February 11, 1997, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a "separate account" under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Discovery Account. These assets are segregated from all of Prudential's other assets and are not chargeable with liabilities arising out of any other business Prudential conducts. In addition to these assets, the Discovery Account's assets may include funds contributed by Prudential to commence operation of the Discovery Account and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time these additional assets will be transferred to Prudential's General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

The Discovery Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently twenty-two Subaccounts within the Discovery Account which invest in corresponding portfolios of the Funds available under the Contracts. Additional Subaccounts may be established in the future.

THE FUNDS

The following is a list of each Fund, its investment objectives and its investment adviser:

THE PRUDENTIAL SERIES FUND, INC.

MONEY MARKET PORTFOLIO. The maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality short-term debt obligations. There are no assurances that this portfolio will maintain a stable net asset value.

DIVERSIFIED BOND PORTFOLIO. A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

GOVERNMENT INCOME PORTFOLIO. A high level of income over the longer term consistent with the preservation of capital through investment primarily in U.S. Government securities, including intermediate and long-term U.S.

Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. At least 65% of the total assets of the portfolio will be invested in U.S. Government securities.

CONSERVATIVE BALANCED PORTFOLIO. Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks of established companies, in proportions believed by the investment advisor to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

FLEXIBLE MANAGED PORTFOLIO. Achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment advisor to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high risk of loss in an effort to achieve greater appreciation.


HIGH YIELD BOND PORTFOLIO. Achievement of a high total return through investment in high yield/high risk fixed income securities in the medium to lower quality ranges.

STOCK INDEX PORTFOLIO. Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

EQUITY INCOME PORTFOLIO. Both current income and capital appreciation through investment primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index.

EQUITY PORTFOLIO. Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

PRUDENTIAL JENNISON PORTFOLIO. Long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

GLOBAL PORTFOLIO. Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issues. Current income, if any, is incidental.

Prudential is the investment advisor for the assets of each of the portfolios of the Prudential Series Fund. Prudential has a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Prudential Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio.

AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. GROWTH AND INCOME FUND. The Fund's investment objective is to seek growth of capital, with current income as a secondary objective.

AIM V.I. VALUE FUND. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by AIM Advisors, Inc. to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.

AIM Advisors, Inc., serves as the investment adviser to the AIM V.I. Growth and Income Fund and the AIM V.I. Value Fund.

JANUS ASPEN SERIES

GROWTH PORTFOLIO. A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.

INTERNATIONAL GROWTH PORTFOLIO. A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.

Janus Capital Corporation is the investment adviser to the Growth Portfolio and the International Growth Portfolio and is responsible for the day-to-day management of the portfolios and other business affairs of the portfolios.


MFS VARIABLE INSURANCE TRUST

EMERGING GROWTH SERIES. This Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

RESEARCH SERIES. The Research Series' investment objective is to provide long-term growth of capital and future income.

Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to each MFS Series.

OCC ACCUMULATION TRUST (FORMERLY KNOWN AS QUEST FOR VALUE ACCUMULATION TRUST)

MANAGED PORTFOLIO. Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on management's assessments of relative investment.

SMALL CAP PORTFOLIO. Capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

OpCap Advisors (formerly known as Quest for Value Advisors, the "OCC Manager") is responsible for management of the OCC Accumulation Trust's business. Pursuant to the investment advisory agreement with the OCC Accumulation Trust, and subject to the authority of the Board of Trustees, the OCC Manager supervises the investment operation of the Managed Portfolio and the Small Cap Portfolio, furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities and provides certain administrative services for the OCC Accumulation Trust.

T. ROWE PRICE

T. ROWE PRICE EQUITY SERIES, INC., EQUITY INCOME PORTFOLIO. The fund's objective is to provide substantial dividend income as well as long-term capital appreciation through investment in common stocks of established companies.

T. ROWE PRICE INTERNATIONAL SERIES, INC., INTERNATIONAL STOCK PORTFOLIO. The fund's objective is long-term growth of capital through investment primarily in common stocks of established, non-U.S. companies.

T. Rowe Price Associates, Inc. is the Investment Manager for the Equity Income Portfolio and Rowe Price-Fleming International, Inc. is the Investment Manager for the International Stock Portfolio.

WARBURG PINCUS TRUST

POST-VENTURE CAPITAL PORTFOLIO. Seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.

The Warburg Pincus Trust employs Warburg, Pincus Counselors, Inc. as investment adviser and Abbott Capital Management, L.P. as its sub-investment adviser with respect to a portion of the Post-Venture Capital Portfolio allocated to private limited partnerships or other investment funds.

Further information about the Fund portfolios can be found in the accompanying prospectuses for each Fund.

The investment advisors with respect to the various funds charge a daily investment management fee as compensation for their services, as set forth in the table beginning on page 4 and as more fully described in the prospectus for each Fund.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential, nor the Funds currently foresees any such disadvantage, the Funds' Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contractholders and to determine what action, if any, should be taken in response thereto. This might force a Fund to sell securities at disadvantageous prices. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity Contractholders.

Prudential will be compensated by an affiliate of each of the Funds (other than those in the Prudential Series Fund) based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Prudential.

A full description of the Funds, their investment objectives, management, policies, and restrictions, their expenses, the risks attendant to investment therein, and all other aspects of their operation is contained in the accompanying prospectuses for each Fund and in the related statements of additional information, which should be read in conjunction with this Prospectus. There is no assurance that the investment objectives will be met.

                           GUARANTEED INTEREST ACCOUNT

The Guaranteed Interest Account is a credited interest option available to fund certain group annuity contracts issued by Prudential. Amounts allocated to the Guaranteed Interest Account become part of the General Account of Prudential, which consists of all assets owned by Prudential other than those in the Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account. Because of exemptive and exclusionary provisions, interests in the General Account (which include interests in the Guaranteed Interest Account) are not registered under the Securities Act of 1933 and the General Account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                                  THE CONTRACTS

Prudential generally issues the Contracts to employers whose employees may become Participants. Under an IRA, a Participant's spouse may also become a Participant. A Contract may be issued to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants and to a trustee of a trust with participating employers whose employees become Participants. Even though an employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants shall have the rights and interests under them that are described in this prospectus. However, when a Contract is used to fund a deferred compensation plan established under Section 457 of the Internal Revenue Code, for example, all rights under the Contract are owned by the employer to whom, or on whose behalf, the Contract is issued. All amounts becoming payable under the Contract are payable to the employer and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the employer's plan. This may also be true with respect to certain non-qualified annuity arrangements.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant's exercise of certain rights under a Contract. Participants should check the provisions of their employer's plan or any agreements with the employer to see if there are any such limitations and, if so, what they are.

The Accumulation Period

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

Contributions to the Contract ordinarily will be made periodically pursuant to a payroll deduction or similar agreement between the Participant and his employer. Any contributions to an IRA must be in an amount of no less than $500, except for contributions to an IRA for a non-working spouse (or working spouse who elects to be treated as a non-working spouse).

A Participant designates what portion of the contributions made on his behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential at the address shown on the cover page of this prospectus. Under certain Contracts, an entity other than Prudential keeps certain records, and Participants under those Contracts must contact the record-keeper. See "Modified Procedures," page 18.

The full amount (100%) of each contribution designated for investment in any Subaccount is credited to a Participant Account maintained for the Participant. The number of Units credited to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount's Unit Value for the business day on which the contribution is received at the address shown on the cover page of this Prospectus.

The initial contribution made for a Participant will be invested in a Subaccount no later than two business days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the Money Market Subaccount upon receipt, and also will send a notice to the Contractholder that requests allocation information for each such Participant. If the necessary enrollment information is not received in response to its initial notice to the Contractholder, Prudential will deliver up to three additional notices to the Contractholder at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the Money Market Subaccount were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings thereon) to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Internal Revenue Code of 1986, as amended. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended, to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

The number of Units of a particular Subaccount credited to a Participant will not be affected by any subsequent change in the value of those Units, but the dollar value of a Unit will vary from business day to business day depending upon the investment experience of the Subaccount. The number of Units credited to a Participant in a Subaccount will be reduced as the result of any annual account charge.

The value of a Participant Account in a Subaccount on any particular day is determined by multiplying the total number of Units credited to the Participant by the Subaccount's Unit Value on that day.

The Unit Value for each Subaccount was set at $10.00 on the date of commencement of operations of that Subaccount. The Unit Value for any subsequent business day is determined as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding business day.

The Unit Change Factor for a Subaccount for any business day is determined by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous business day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. The value of the assets of a Subaccount is determined by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share and adding the value of dividends declared by the Fund but not yet paid.

ALLOCATION OF PURCHASE PAYMENTS

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, subsequent contributions will be allocated in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper written instruction or by telephoning Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789 at the toll-free number provided by Prudential, once a Participant has provided the appropriate identification to effect a telephone transfer. See Transfers, below.

ASSET ALLOCATION PROGRAM

An Asset Allocation Program may be available to assist Participants in determining how to allocate purchase payments. If a Participant chooses to participate in the program, the Participant may do so by utilizing a form available in the employee enrollment kit. The form will include a series of illustrations depicting various asset allocation models based on age and risk tolerance. In the future, a more comprehensive model based on an internet web site may be available for use by Participants as well. The Asset Allocation Program will be available at no charge to the Participant. A Participant is under no obligation to participate in the program or to invest according to the program recommendations. A Participant may ignore, in whole or in part, the investment allocations provided by the program.

The Asset Allocation Program is intended as an aid in making purchase payment allocations. It is not a guarantee of investment return and there can be no assurance that any portfolio will attain its investment objectives. A Participant should consider reviewing his or her investor profile questionnaire annually, and each time his or her investor profile changes.

TRANSFERS

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract. The transfer request may be in dollars, such as a request to transfer $1,000 from one Subaccount or from the Guaranteed Interest Account, or, in the case of Subaccounts, may be in terms of a percentage reallocation among Subaccounts. In the latter case, the percentages must be whole numbers. A Participant may make transfers by proper written notice to Prudential Investments, or by telephone, once the Participant has provided appropriate identification to effect a telephone transfer.

If a Contractholder has telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. A Participant may decline those privileges on a form supplied by the Contractholder or Prudential. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, upon the receipt by Prudential of a duly completed written transfer request form or properly authorized telephone transfer request, all or a portion of the Participant Account in any of the Subaccounts will be transferred to another Subaccount or from the Guaranteed Interest Account to the Subaccounts. Transfers from the Guaranteed Interest Account may be restricted. There is no minimum transfer amount. As of the day the transfer request is received, the Participant's Subaccount(s) from which the transfer is made will be reduced by the number of Units obtained by dividing the amount to be transferred by the Unit Value for that day. If the transfer is made to another Subaccount as of the same day, the number of Units credited to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant.

Different procedures may apply for Contracts under which an entity other than Prudential provides record keeping services. Although there is presently no charge for transfers, Prudential reserves the right to impose such charges in the future. In no event will Dollar Cost Averaging and Auto-Rebalancing transfers be subject to such charge.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his or her Subaccounts transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a "transfer date" which is the business day specified in the Contractholder's request or 90 days after Prudential receives the request, whichever is later. The product of units in the Participant's Subaccounts immediately prior to cancellation and the appropriate unit value on the transfer date, less the applicable withdrawal and annual account charges, will be transferred to the designated funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and can transfer directly all or part of his interest in his Participant Account to a
Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7).

Contributions may be discontinued for all Participants under a Contract or for all Participants of an employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, Prudential may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.

Transfers among Subaccounts will take effect as of the end of the Valuation Period in which a proper transfer request is received at Prudential Investments.

DOLLAR COST AVERAGING

Additionally, an administrative feature called Dollar Cost Averaging ("DCA") may be available to Contractholders. This feature allows Participants to transfer amounts out of the Guaranteed Interest Account or one of the variable investment options and into one or more other variable investment options. Transfers may be specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. A Participant may ask that transfers be made monthly, quarterly, semi-annually or annually. A Participant can add to the DCA account at any time.

Each automatic transfer will take effect in monthly, quarterly, semi-annual or annual intervals as designated by the Participant. If the New York Stock Exchange is not open on a transfer date, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers continue until the amount specified has been transferred, or until the Participant notifies us and we process a change in allocation or cancellation of the feature.

AUTO-REBALANCING

The Contracts may offer another investment technique in the future that Participants may find attractive. The Auto-Rebalancing feature will allow Participants to automatically rebalance subaccount assets at specified intervals based on percentage allocations that they choose. For example, suppose a Participant's initial investment allocation of variable investment options is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, as a Participant chooses. A Participant may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals. Rebalancing will take effect as of the end of the valuation period in the intervals and will continue at those intervals until he or she notifies us otherwise. If the New York Stock Exchange is not open on the rebalancing date, the transfer will take effect as of the end of the valuation period which immediately follows that date. The Guaranteed Interest Account cannot participate in this administrative feature.

WITHDRAWALS

Under certain circumstances as described in the retirement arrangement under which he is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to employer contributions or after-tax Participant contributions, if any.

The Internal Revenue Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant's salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, withdrawals can be made in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant's right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, separation of service, or for unforeseeable emergencies.

You may specify from which investment options you would like the withdrawal processed. The withdrawal amount may be specified as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s). If you do not specify from where you would like the withdrawal processed, a partial withdrawal will be withdrawn proportionally from all investment options.

Only amounts withdrawn from contributions (including full withdrawals) are subject to a withdrawal charge. For purposes of determining withdrawal charges, withdrawals are considered as having been made first from contributions. See Withdrawal Charge, page 19. The withdrawal will be effected as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential Investments.

Prudential will generally pay the amount of any withdrawal, less any required tax withholding, within 7 days after we receive a properly completed withdrawal request. We will adjust a Participant Account to reflect any applicable withdrawal and/or annual account charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

SYSTEMATIC WITHDRAWAL PLAN

If permitted by the Internal Revenue Code and the retirement arrangement under which a Participant is covered, Prudential offers systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he invests. A Participant may arrange for systematic withdrawals only if at the time he elects to have such an arrangement, the balance in his Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he has first separated from service with his employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable and Participants who have not reached age 59 1/2 may incur substantial tax penalties. Withdrawals made after a Participant has attained age 70 1/2 and by beneficiaries must satisfy certain minimum distribution rules. See "Federal Tax Status," page 21.

Systematic withdrawals may be arranged only pursuant to an election on a form approved by Prudential. Under certain types of retirement arrangements, an election to arrange for systematic withdrawals by a married Participant must be consented to in writing by the Participant's spouse, with signatures notarized or witnessed by an authorized plan representative. The election must specify that the systematic withdrawals shall be made on a monthly, quarterly, semi-annual, or annual basis.

All systematic withdrawals shall be effected as of the day of the month specified by the Contractholder, or, if such day is not a business day, then on the next succeeding business day. Systematic withdrawals shall continue until the Participant has withdrawn all of the balance in his Participant Account or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal -- which will vary, reflecting investment experience during the withdrawal period -- will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

Systematic withdrawals shall be taken first out of the Participant's investment, if any, in the Guaranteed Interest Account until that amount is exhausted. Thereafter, systematic withdrawals will be taken pro rata from the Subaccounts.

A Participant may change the frequency, amount or duration of his systematic withdrawals by submitting a form to Prudential that Prudential will provide to him upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct Prudential to terminate the Participant's systematic withdrawal arrangement, and no systematic withdrawals will be made for him after Prudential has received his instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result thereof.

An arrangement to make systematic withdrawals will not affect any of the Participant's other rights under the Contracts, including the right to make withdrawals, and purchase a fixed dollar annuity.

Currently, Prudential does not impose a withdrawal charge upon systematic withdrawals, however, Prudential may apply a withdrawal charge on systematic withdrawals where payments are made for less than three years. Prudential currently permits a Participant who is receiving systematic withdrawals and over the age of 59 1/2 to make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of his balances in the Account and the Guaranteed Interest Account without the application of the withdrawal charge.

TEXAS OPTIONAL RETIREMENT PROGRAM

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program ("Texas Program").

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant's contribution. Texas' contributions will be credited to the Participant Account. Until the Participant begins his second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas' contributions. If the Participant does not commence his second year of Texas Program participation, the value of those Units representing Texas' contribution will be withdrawn and returned to the State.

Withdrawal benefits of Contracts issued under the Texas Program are available only in the event of a Participant's death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. The value of a Participant's interest under the Contract may, however, be transferred to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant's Texas Program participation.

DEATH BENEFIT

Upon receipt by Prudential of due proof of a Participant's death and a claim and payment election submitted on a form approved by Prudential, a death benefit made up of the balance in the Participant Account (after deduction of any annual account charges) will be payable to his designated beneficiary. The appropriate address to which a death benefit claim should be sent is set out on the cover page of this prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Prudential.

The death benefit will be paid in one sum as if it were a single withdrawal, as systematic withdrawals, as an annuity, or a combination of the three, as the Participant may have directed subject to the minimum distribution rules of Code
Section 401(a)(9) as described below under "Federal Tax Status." If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

a.   to receive a one sum cash payment;

b. to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

c. to receive regular payments in accordance with the systematic withdrawal plan; or

d.   a combination of all or any two of (a), (b), and (c).

Unless restricted by the retirement arrangement under which the Participant is covered, or unless the Participant has elected otherwise, if within one year after the Participant's death the beneficiary elects to receive a one-sum cash payment of the entire Participant Account, including the balance in all Subaccounts in which the Participant has a balance, the total amount made available to the beneficiary will be the greatest of: (1) the Participant's Account Value as of the date Prudential receives a death benefit payment request in good order; (2) the sum of all contributions made to the Participant Account less withdrawals, transfers and charges; and (3) the greatest of the Participant's Account Value calculated on every third anniversary of the first contribution made on behalf of the Participant (accompanied by complete documentation) under the contract, less subsequent withdrawals, transfers and charges.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." A "qualified pre-retirement survivor annuity" is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant's date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, 50% of the balance in the Participant Account will be paid to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, the remaining 50% would be paid to the Participant's designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity purchased for himself may choose from among the available forms of annuity. See "Effecting an Annuity," page 23. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See "Federal Tax Status" section of this prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, a one sum cash payment will be made to the beneficiary, after deduction of the annual account charge. A specific contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until a death benefit is paid that results in reducing to zero the balance in the Participant Account, the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account will be maintained for the beneficiary in the same manner as they had been for the Participant, except (i) the beneficiary may make no contributions (ii) no loans may be taken and (iii) no withdrawal charge will be imposed upon withdrawals.

DISCONTINUANCE OF CONTRIBUTIONS

Contributions on behalf of all Participants under a Contract or for all Participants of an employer covered under a Contract may be discontinued upon notice by the Contractholder to Prudential. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days' advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The discontinuance of contributions on a Participant's behalf does not otherwise affect his or her rights under the Contracts. He may make withdrawals from his Participant Account -- for transfer, for the purchase of an annuity or for any other purpose -- just as if contributions were still being made for him or her. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Accounts is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel those Participant Accounts unless prohibited by the retirement arrangement, and pay the Participant their value (less the annual account charge) as of the date of cancellation.

LOAN PROVISION

The loans described in this section are generally available to Participants in 401(a) plans and 403(b) programs. The interest rate and other terms and conditions of the loan may vary from Contract to Contract.

For plans that are subject to ERISA, it is the responsibility of the Contract trustee or fiduciary to ensure that the interest rate or other terms and conditions of the loan comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, which involve the variable investment options, work as follows. The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan or (b) 50% of the value of the Participant's vested interest under a

Contract. In the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Those payments are invested in the Subaccounts chosen by the Participant. The Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, the loan amount will be deducted from the Participant Account Value in the Subaccounts.

The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the employer. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participants, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service.

Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential will not accept a personal check as payment of the loan application fee. Prudential also charges up to $25 per year as a loan maintenance fee for recordkeeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan and is not greater than the average expected cost of the services required to maintain the loan. This annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. The loan maintenance charge will first be made against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, the charge will then be made against any one or more of the Subaccounts in which the Participant is invested.

MODIFIED PROCEDURES

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract's record keeper rather than Prudential. The record-keeper is the Contractholder's agent, not Prudential's agent. Accordingly, transactions will be processed and priced as of the end of the valuation period in which Prudential receives appropriate instructions and/or funds from the record-keeper. Any such different procedures will be set forth in the Contract.

                            CHARGES, FEES AND DEDUCTIONS

ADMINISTRATIVE FEE AND ANNUAL ACCOUNT CHARGE

There is an administrative fee to reimburse Prudential for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. This fee is deducted daily from the assets in each of the Subaccounts at an effective annual rate of 0.85%.

An annual account charge for recordkeeping and other administrative services is deducted pro rata from each Participant Account. This annual account charge is payable to Prudential and is made on the last business day of each calendar year as long as the Participant still has money invested in the Subaccounts and the Guaranteed Interest Account. The annual account charge will be pro rated for new Participants for the first year of their participation, based on the number of full months remaining in the calendar year after the first contribution is received. If a Participant Account is canceled before the end of the year, the charge will be made on the date that Participant Account is canceled (and the charge will not be pro rated if this occurs during the year in which the first contribution is made to the Participant Account). The annual account charge will not be made, however, upon the cancellation of a Participant Account to purchase an annuity under a Contract if the annuity becomes effective on January 1, of any year. After a cancellation, the Participant may again participate in the Contract only as a new Participant and will be subject to a new annual account charge. Also, the annual account charge will not be made if the Participant's employer has chosen to pay the charge.

The aggregate annual account charge for each Participant will not be greater than $15. The charge will first be made against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, or if the Participant does not have enough money in such an option to pay the charge, the charge will then be made against any one or more of the Subaccounts in which the Participant is invested.

CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS

A deduction is made daily from the assets of each of the Subaccounts to reimburse Prudential for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. The charge is made daily at an annual rate of 0.15% of the assets held in the Subaccounts.

EXPENSES INCURRED BY THE FUNDS

The charges and expenses of the Funds are indirectly borne by the Participants. Details about investment management fees and other underlying fund expenses are provided in the fee table and in the accompanying prospectuses for the Funds and the related statements of additional information.

WITHDRAWAL CHARGE

A withdrawal charge may be made upon full or partial withdrawals. The charge compensates Prudential for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.

The amount of the withdrawal charge imposed upon any withdrawal depends upon the number of years of a Participant's participation in the Contract, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Participation in the Contract begins upon the date when the first contribution on behalf of the Participant, along with enrollment information in a form satisfactory to Prudential, is received by Prudential. Such participation ends on the date when the Participant Account under the Contract is canceled. In the event of such cancellation, Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.

The table below describes the maximum amount of the withdrawal charge.

                                                        Withdrawal Charge,
         Years of Contract                              as a Percentage of
           Participation                              Contributions Withdrawn
          ---------------                             -----------------------

      First Year                .......................          5%
      Second Year               .......................          4%
      Third Year                .......................          3%
      Fourth Year               .......................          2%
      Fifth Year                .......................          1%
      Sixth & Subsequent Years  .......................       No Charge

The proceeds received by a Participant upon any partial or full withdrawal will be reduced by the amount of any withdrawal charge. Also, at our discretion, we may reduce or waive withdrawal charges for certain classes of contracts (e.g., contracts exchanged from existing contracts).

LIMITATIONS ON WITHDRAWAL CHARGE

We will not impose a withdrawal charge upon contributions withdrawn to purchase an annuity, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. A withdrawal charge will not be imposed upon withdrawals attributable to roll-over contributions. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder. In addition, no withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in the Contract.

Contributions transferred among the Guaranteed Interest Account and the Subaccounts are considered to be withdrawals from the Guaranteed Interest Account or the Subaccount from which the transfer is made, but no withdrawal charge is imposed upon them. They will, however, be considered as contributions to the receiving Subaccount or Guaranteed Interest Account for purposes of calculating any charge imposed upon their subsequent withdrawal from that investment option.

Loans are considered to be withdrawals from the Subaccounts from which the loan amount was deducted but are not considered a withdrawal from the Contract. Therefore, no charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Subaccount for purposes of calculating any charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the withdrawal charge. The withdrawal charge will be withdrawn from the same Subaccounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Subaccounts, the withdrawal charge will be withdrawn from the Participant's other Subaccounts and the Guaranteed Interest Account as well.

PREMIUM TAXES

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time Contributions are made or when the Participant's Account Value is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from Contributions or the Participant's Account to cover such taxes or assessments, if any, when applicable. Various states levy a premium tax, currently ranging from 0.5% to 4.0%, on variable annuity contracts.

                               FEDERAL TAX STATUS

The following discussion is based on current law and interpretations which may change. The discussion is general in nature. It is not intended as tax advice, nor does it consider any applicable state or other tax laws. A qualified tax adviser should be consulted for complete information and advice. The following rules do not generally apply to annuity contracts held by or for non-natural persons (e.g., corporations). Where a Contract is held by a non-natural person, unless the Contractholder is a nominee or agent for a natural person (or in other limited circumstances), the contract will generally not be treated as an annuity for tax purposes.

TAXES ON PRUDENTIAL

The Discovery Account is not considered a separate taxpayer for purposes of the Internal Revenue Code. As distinguished from most other registered investment companies - which are separate taxpayers--the earnings of the Subaccounts invested in the Funds are taxed as part of the income of Prudential. No charge is being made currently to those Subaccounts for company federal income taxes. Prudential will review periodically the question of a charge to the Subaccounts invested in the Funds for company federal income taxes attributable to the Contracts. Such a charge may be made in future years for any federal income taxes attributable to the Contracts.

QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS

The Contracts may be used in connection with qualified pension and profit sharing plans, plans established by self-employed persons ("Keogh plans"), simplified employee pension plans ("SEPS"), individual retirement plan accounts ("IRA's") and retirement programs for certain persons known as Section 403(b) annuity plans.

The provisions of the Code that apply to the retirement arrangements that may be funded by the Contracts are complex and Participants are advised to consult a qualified tax adviser. In general, however, assuming that the requirements and limitations of the provisions of the Code applicable to the particular type of plan are adhered to by Participants and employers, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Further, under the retirement programs with which the Contracts may be used, Federal income tax currently is not imposed upon the investment income and realized gains earned by the Accounts and Subaccounts in which the contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of Federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of the provisions of the Code applicable to the particular type of plan is necessary.

As noted above, withdrawals or distributions are taxable. Furthermore, premature distributions or withdrawals may be subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, Federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. Distributions are subject to certain minimum distribution requirements.

The Contracts may be used in connection with deferred compensation plans that meet the requirements of Section 457 of the Code. The tax rules for such plans involve, among other things, limitations on contributions and minimum distribution requirements. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning the applicability of Section 457 to their plans as well as the specific requirements. Reference is also made to the discussion below of Section 72(u) of the Code which may be applicable in certain circumstances.

Subject to the exceptions discussed below with respect to Section 403(b) annuity plans and certain governmental or church plans, distributions from IRA's, qualified retirement arrangements, and deferred compensation plans that meet the requirements of Section 457 of the Code, must begin by April 1 of the calendar year following the year in which the Participant attains age 70 1/2 or actual retirement, if later (the "Required Beginning Date"). Distributions from a
Section 403(b) annuity plan attributable to benefits accruing after December 31, 1986 must begin by the Required Beginning Date. The Required Beginning Date for distributions from a governmental or church plan is the later of April 1 of the calendar year after the calendar year in which the Participant retires. In general, distributions that are made after the Required Beginning Date must be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If a Participant dies before his entire interest in his Participant Account has been distributed, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the Participant dies before distributions have begun (or are treated as having begun) the entire interest in his Participant Account must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which the Participant dies and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy (except that with respect to distributions from a deferred compensation plan subject to Section 457 of the Code, such period cannot exceed 15 years). Special rules apply to the spouse of a deceased Participant.

In addition to the above rules, with respect to a deferred compensation plan subject to Section 457 of the Code, any distribution that is payable over a period of more than one year can only be made in substantially non-increasing amounts no less frequently than annually.

An excise tax applies to Participants or beneficiaries who fail to make the minimum distribution in any calendar year.

NON-QUALIFIED ARRANGEMENTS USING THE CONTRACTS

The Contracts constitute variable annuity contracts. Accordingly, no tax should be payable by a Participant as a result of any increase in the value of his share of the investment income and realized gain earned by the Discovery Account or his Participant Account in which his accumulated premium payments are held. Generally, amounts are taxed when received, either as an annuity or as a withdrawal before the annuity starting date. For these purposes, loans against the Contracts or the pledging of the Contracts are treated as withdrawals.

Amounts withdrawn before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income earned by a Participant's Account or Subaccount has been withdrawn. Thus, a Participant will be taxed on the amount he withdraws before he starts receiving annuity payments to the extent that the cash value of his Contract, unreduced by the withdrawal charge, exceeds his premium payments.

In addition to the ordinary income tax, the Code further provides that premature withdrawals that are includible in income will be subject to a penalty tax. The amount of the penalty is 10 percent of the amount withdrawn that is includible in income. Some withdrawals will be exempt from the penalty. These include withdrawals (1) made on or after the date on which the Participant reaches age 59 1/2, (2) made on or after the death of the Participant, (3) attributable to the Participant becoming disabled (as defined in Code Section 72(m)), (4) in the form of level annuity payments under a lifetime annuity, or (5) in the form of substantially equal periodic payments (made at least annually) for the life expectancy of the Participant or the joint life expectancies of the Participant and his designated beneficiary.

Different tax rules apply to the receipt of annuity payments or regular payments in accordance with a systematic withdrawal arrangement by a Participant after the annuity starting date. A portion of each payment he receives under a Contract will be treated as a partial return of his post-tax premium payments, if any, and will not be taxable. The remaining portion of the payment will be taxed as ordinary income. Exactly how each payment is divided into taxable and nontaxable portions depends upon (i) the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the annuitant, payee or, in the case of a joint and survivor life annuity, payees, or (ii) whether you elect to have regular payments made in accordance with a systematic withdrawal plan over a fixed period of time or in fixed dollar amounts. Once a Participant has recovered all his premium payments, the balance of the annuity payments will be fully taxable.

Certain minimum distribution requirements apply in the case where the Participant dies before the entire interest in his annuity has been distributed. Further, certain transfers of an annuity for less than full compensation, e.g., certain gifts, will trigger tax on the gain in the Contract.

Special rules under Section 72(u) of the Code apply to the Contracts if held by a person who is not a natural person and if not covered by one of several exceptions. Under these rules, if a Contract is held by a corporation, partnership, trust or similar nonnatural person, the income on the Contract each year is treated as ordinary income received or accrued that year by the owner of the Contract. Income on the Contract is the excess of the sum of the net surrender value of the Contract at the end of the taxable year plus any amounts distributed for all years over the aggregate amount of premiums paid under the Contract minus premiums paid and amounts received under the Contract that have been included in income. Exceptions to these rules include contracts held by a nonnatural person as an agent for a natural person, contracts acquired by an estate by reason of the death of the Participant, contracts held under a qualified pension or profit sharing plan, a Section 403(b) annuity plan or individual retirement plan (see discussion above) or contracts which provide for immediate annuities.

WITHHOLDING

Generally, under a nonqualified annuity arrangement, or individual retirement account or individual retirement annuity, unless a Participant elects to the contrary, any amounts that are received under his Contract that Prudential reasonably believes are includible in gross income tax for tax purposes will be subject to withholding to meet Federal income tax obligations. In the absence of an election by a Participant that Prudential should not do so, it will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that Prudential reasonably believes is subject to withholding. In addition, certain distributions from qualified plans under
Section 401 or Section 403(b) of the Code, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for Federal income tax. The 20% withholding requirement does not apply to: (a) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of ten years or more; or (c) distributions which are required as minimum distributions. Accordingly, a Participant would be well advised to check the Contractholder's retirement arrangement and consult with appropriate tax advisers regarding the current state of the law before making a withdrawal. Prudential will provide forms and instructions concerning withholding. However, amounts that are received under a Contract used in connection with a plan that is subject to Section 457 of the Code are treated as wages for Federal income tax purposes and are, thus, subject to general withholding requirements.

                              EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential's General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by Prudential of proper written notice on a form approved by Prudential that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. The first monthly annuity payment generally will be made within one month of the date on which the annuity is purchased.


Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain elections of payouts which are not qualified joint and survivor annuities must include the consent and signatures of the Participant and his spouse and must be notarized or witnessed by an authorized plan representative. A "qualified joint and survivor annuity" is an annuity for the Participant's lifetime with at least 50% of the amount payable to the Participant continued after the Participant's death to his or her spouse, if then living.

Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment in lieu thereof.

The following forms of annuity are available to Participants.

LIFE ANNUITY WITH PAYMENTS CERTAIN

This is an immediate annuity payable monthly during the lifetime of the annuitant with the guarantee that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

ANNUITY CERTAIN

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, payments in the same amount the annuitant was receiving will be continued to his or her beneficiary, but no further payments are payable after the end of the period certain.

JOINT AND SURVIVOR ANNUITY WITH PAYMENT CERTAIN

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter's lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant's death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33%, 50%, 66%, or 100% as selected by the annuitant (the amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher). If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), payments will be continued during the remainder of the period certain to the properly designated beneficiary.

Other forms of annuity may be available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted value of the unpaid payments certain in one sum.

PURCHASING THE ANNUITY

No withdrawal charge is deducted from contributions withdrawn to purchase an annuity. If, as a result of a withdrawal to purchase an annuity, the Participant Account has been reduced to zero, the full annual account charge is deducted, unless the annuity becomes effective on January 1 of any year. The resulting amount, less any applicable taxes on annuity considerations, is applied to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, Prudential may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, the schedule of annuity purchase rates is modified, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for annuity certain with 180 payments or less, as described above will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

                                OTHER INFORMATION

MISSTATEMENT OF AGE OR SEX

If an annuitant's stated age or sex (except where unisex rates apply) or both are incorrect in the Certificate, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC ("PIMS"), a wholly-owned direct subsidiary of Prudential, acts as the principal underwriter of the Contract. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, NJ 07102. The Contract is sold by registered representatives of PIMS who are also authorized by state insurance departments to do so. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 3.0% of the purchase payment. In addition, trail commissions based on the size of the Contracts may be paid.

VOTING RIGHTS

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, Prudential votes the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act of 1940.

The number of Funds shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give Prudential instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.

SUBSTITUTION OF FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contractholders and Participants. This may occur because of investment policy changes, tax law changes, the unavailability of shares for investment or at the discretion of Prudential. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contractholders and Participants will be notified of such substitution.

PERFORMANCE INFORMATION

Performance information for the Subaccounts may appear in advertising and reports to current and prospective Contractholders and Participants. Performance information is based on historical investment experience of the Funds, adjusted to take charges under the Contract into account, and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment over a stipulated period, and assume a surrender of the Contract at the end of the period. Total return quotations reflect changes in unit values and the deduction of applicable charges including any applicable withdrawal charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Subaccount over a specified seven-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.

Reports or advertising may include comparative performance information, including, but not limited to: comparisons to market indices; comparisons to other investments; performance rankings; personalized illustrations of historical performance; and data presented by analysts or included in publications.

See Performance Information in the Statement of Additional Information for recent performance information.

REPORTS TO PARTICIPANTS

Participants will be sent, at least annually, reports showing as of a specified date the number of units credited to them in the Subaccounts of the Discovery Account. Each Participant will also be sent annual reports showing the financial condition of the Discovery Account and the Subaccounts and semi-annual and annual reports for the Funds.

STATE REGULATION

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential's legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets, sampling techniques to check the performance by Prudential of its contracts and an examination of the manner in which divisible surplus has been apportioned and distributed to policyholders and Contractholders. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential's investment portfolio with New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. No variable contract may be issued for delivery in New Jersey prior to the written acknowledgment by the Department of Insurance of its filing. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are "unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law." Approval can also be withheld or withdrawn if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

LEGAL PROCEEDINGS

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW).) On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate.

Pursuant to the Settlement, Prudential has agreed to provide an alternative dispute resolution process for class members who believe they were misled concerning the sale or performance of their life insurance policies. The Settlement also provides certain no-fault relief. The ultimate cost of the Settlement will depend on a variety of factors, including the number of policyowners who participate in the Settlement, the number of policyowners who are afforded relief and the remediation option they select. The administrative costs of implementing the Settlement are also subject to a number of complex uncertainties. In light of the uncertainties attendant to these and other factors, it is difficult at this time to estimate the ultimate cost of the Settlement to Prudential.

In addition, a number of actions have been filed against Prudential by policyowners who have excluded themselves from the settlement; Prudential anticipates that additional suits may be filed by other policyowners.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position.

Statement Of Additional Information

The contents of the Statement of Additional Information include:

                                                                            PAGE
                                                                            ----
   Definitions.............................................................   2
   Other Contract Provisions...............................................   2
   Administration..........................................................   2
   Performance Information.................................................   3
   Directors of Prudential ................................................   8
   Officers of Prudential .................................................  10
   Sale of Contracts.......................................................  11
   Legal Matters...........................................................  11
   Experts.................................................................  11
   Financial Statements....................................................  11

ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information, including the Statement of Additional Information prepared by Prudential, may also be obtained from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JUNE 24, 1997

                                DISCOVERY SELECT
                            ------------------------
                            GROUP RETIREMENT ANNUITY

                                DISCOVERY SELECT
                        GROUP VARIABLE ANNUITY CONTRACTS
                                 ISSUED THROUGH

                      THE PRUDENTIAL DISCOVERY SELECT GROUP
                            VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America ("Prudential") offers the DISCOVERY SELECT(SM) Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code") and with non-qualified annuity arrangements on a continuous basis. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the twenty-two Subaccounts of The Prudential Discovery Select Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Janus Aspen Series, MFS Variable Insurance Trust, OCC Accumulation Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc. and Warburg Pincus Trust.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated June 24, 1997 which is available without charge upon written request to The Prudential Insurance Company of America at the address below.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
DEFINITIONS.............................................................      2
OTHER CONTRACT PROVISIONS...............................................      2
      Assignment........................................................      2
      Participation in Divisible Surplus................................      2
ADMINISTRATION..........................................................      2
PERFORMANCE INFORMATION.................................................      3
      Annual Average Total Return.......................................      3
      Non-Standard Total Return.........................................      3
      Performance Information...........................................      3
      Total Return......................................................      3
DIRECTORS OF PRUDENTIAL ................................................      8
OFFICERS OF PRUDENTIAL .................................................     10
SALE OF CONTRACTS.......................................................     11
LEGAL MATTERS ..........................................................     11
EXPERTS.................................................................     11
FINANCIAL STATEMENTS....................................................     11


                        The Prudential Insurance Company of America
                        c/o Prudential Investments
                        30 Scranton Office Park
                        Scranton, PA 18507-1789
                        Telephone 1-800-458-6333

                                   DEFINITIONS

CONTRACTS - The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements.

FUNDS - The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Janus Aspen Series, MFS Variable Insurance Trust, OCC Accumulation Trust available under the Contract, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Warburg Pincus Trust

PARTICIPANT - A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT - An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE - The dollar amount held in a Participant Account.

PRUDENTIAL - The Prudential Insurance Company of America. "We," "us," or "our" means Prudential.

PRUDENTIAL DISCOVERY SELECT GROUP VARIABLE CONTRACT ACCOUNT - A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the "Discovery Account"), invested through its Subaccounts in shares of the corresponding Funds.

SUBACCOUNT - A division of the Discovery Account, the assets of which are invested in shares of the corresponding Funds.

                            OTHER CONTRACT PROVISIONS

ASSIGNMENT

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Accordingly, a Contractholder of Prudential participates in the divisible surplus of Prudential, according to the annual determination of Prudential's Board of Directors as to the portion, if any, of the divisible surplus which has accrued on the Contracts. In the case of the Contracts described in the prospectus, any surplus determined to be payable as a dividend is credited to Participants. No assurance can be given as to the amount of divisible surplus, if any, that will be available for distribution under these Contracts in the future.

                                 ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund. Subject to Prudential's supervision, the investment advisory services provided to the Prudential Series Fund, Inc. by Prudential are furnished by its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), pursuant to the service agreement between Prudential and PIC (the "Service Agreement") which provides that Prudential will reimburse PIC for its costs and expenses and, pursuant to a Subadvisory Agreement, by another wholly-owned subsidiary, Jennison Associates Capital Corp. ("Jennison"), with respect to the management of the Prudential Jennison Portfolio. Both PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

Prudential is responsible for the administrative and recordkeeping functions of the Discovery Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Prudential is reimbursed for these administrative and recordkeeping expenses by the annual account charge and the daily charge against the assets of each Subaccount for administrative expenses.

A daily charge is made which is equal to an effective annual rate of 0.85% of the net assets in each Subaccount. All of this charge is for administrative expenses not covered by the annual account charge. There is also an annual account charge for administrative expenses of not greater than $15 assessed against a Participant Account.

A withdrawal charge is also imposed on certain withdrawals from the Subaccounts and the Guaranteed Interest Account.

                             PERFORMANCE INFORMATION

ANNUAL AVERAGE TOTAL RETURN

The Discovery Account may advertise average annual total return information calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period, giving effect to any withdrawal charge and all other charges and fees applicable under the Contract. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                               T = (ERV/C) 1/n - 1

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where C equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Discovery Account may present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical contribution will not include any withdrawal charge. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation assumes investment in the Contract continues beyond the period when the withdrawal charge applies. The total return percentage under this non-standardized method will be higher than that resulting from the standardized method.

The Discovery Account may also present actual aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Discovery Account for the specified period.

PERFORMANCE INFORMATION

The tables below provide performance information for each Subaccount for specified periods ending December 31, 1996. For the periods prior to the date the Subaccounts commenced operations, performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). This information does not indicate or represent future performance.

TOTAL RETURN

Total returns quoted in sales literature or advertisements reflect all aspects of a Subaccount's return. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Subaccount over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline had been constant over the period. Contractholders and Participants should recognize that average annual returns represent averaged returns rather than actual year-to-year performance.

The respective Funds in which the Subaccounts invest had performance history prior to the Subaccounts' inception. Performance information covering those periods reflects a hypothetical performance as if the Funds were available under the Discovery Account at that time, using the charges applicable to the Contracts.

Table 1 below assumes a hypothetical investment of $1,000 at the beginning of the period via the Subaccount investing in the applicable Fund and withdrawal of the investment on 12/31/96. The rates of return thus reflect the mortality and expense risk fee (the administrative fee, the withdrawal charge and a pro rata portion of the annual account charge).

                                                                     TABLE 1
                                                  SUBACCOUNT STANDARDIZED "HYPOTHETICAL"
                                                        AVERAGE ANNUAL TOTAL RETURN



                                                                                Three      Five        Ten     From Date
                                                                    One Year    Years      Years      Years   Established
                                                                     Ended      Ended      Ended      Ended     Through
Fund Portfolio                                  Date Established    12/31/96   12/31/96   12/31/96   12/31/96   12/31/96
--------------                                  ----------------    --------   --------   --------   --------   --------
The Prudential Series Fund, Inc.
   Money Market Subaccount .....................    5/13/83           (.87)%     2.99%      3.09%      4.82%      5.45%
   Diversified Bond Subaccount .................    5/13/83          (1.70)      4.82       6.29       7.27       8.33
   Government Income Subaccount ................    5/1/89           (3.86)      2.98       5.38        N/A       7.62
   Conservative Balanced Subaccount ............    5/13/83           6.45       7.36       8.15       8.80       9.52
   Flexible Managed Subaccount .................    5/13/83           7.45       8.96       9.89      10.21      10.64
   High Yield Bond Subaccount ..................    2/23/87           5.22       6.40      11.00        N/A       7.75
   Stock Index Subaccount ......................    10/19/87         16.29      17.31      13.49        N/A      15.21
   Equity Income Subaccount ....................    2/19/88          15.47      12.57      13.83        N/A      13.60
   Equity Subaccount ...........................    5/13/83          12.28      14.97      16.02      13.99      13.75
   Prudential Jennison Subaccount ..............    5/1/95            8.20        N/A        N/A        N/A      20.14
   Global Subaccount ...........................    9/19/88          13.44       7.68      11.47        N/A       9.34
AIM Variable Insurance Funds, Inc.
   AIM V.I. Growth and Income Subaccount .......    5/2/94           13.69        N/A        N/A        N/A      17.36
   AIM V.I. Value Subaccount ...................    5/5/93            8.82      15.73        N/A        N/A      17.11
Janus Aspen Series
   Growth Subaccount ...........................    9/13/93          12.21      14.61        N/A        N/A      14.53
   International Growth Subaccount .............    5/2/94           28.29        N/A        N/A        N/A      17.52
MFS Variable Insurance Trust
   Emerging Growth Subaccount ..................    7/24/95          10.80        N/A        N/A        N/A      20.90
   Research Subaccount .........................    7/24/95          16.06        N/A        N/A        N/A      19.59
OCC Accumulation Trust (Note 2)
   Managed Subaccount ..........................    8/1/88           16.54      20.51      17.89        N/A      18.97
   Small Cap Subaccount ........................    8/1/88           12.57       8.52      13.23        N/A      13.57
T. Rowe Price
   T. Rowe Price Equity Series, Inc.,
    Equity Income Subaccount ...................    3/31/94          13.33        N/A        N/A        N/A      19.86
   T. Rowe Price International Series,
    Inc., International Stock Subaccount .......    3/31/94           8.50        N/A        N/A        N/A       7.84
Warburg Pincus Trust
   Post-Venture Capital Subaccount .............    9/30/96            N/A        N/A        N/A        N/A      (6.55)

----------

Note 1: This table assumes deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations.

Tables 2 and 3 below show annual average total return and cumulative total return, respectively, on the same assumptions as Table 1 except that the value in the Subaccount is not withdrawn at the end of the period or is withdrawn to affect an annuity. The rates of return shown below reflect the mortality and expense risk fee and the administrative fee, but do not reflect any withdrawal charges or the impact of a pro rata portion of the annual account charge.

                                                                 TABLE 2
                                                       SUBACCOUNT "HYPOTHETICAL"
                                                AVERAGE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                                               From Date
                                                                                Three      Five        Ten     Portfolio
                                                                    One Year    Years      Years      Years   Established
                                                                     Ended      Ended      Ended      Ended     Through
Fund Portfolio                                  Date Established    12/31/96   12/31/96   12/31/96   12/31/96   12/31/96
--------------                                  ----------------    --------   --------   --------   --------   --------
The Prudential Series Fund, Inc.
  Money Market Subaccount ......................    5/13/83           4.19%      3.98%      3.32%      4.86%      5.48%
  Diversified Bond Subaccount ..................    5/13/83           3.36       5.78       6.49       7.30       8.35
  Government Income Subaccount .................    5/1/89            1.20       3.97       5.59       N/A        7.66
  Conservative Balanced Subaccount .............    5/13/83          11.51       8.27       8.34       8.82       9.54
  Flexible Managed Subaccount ..................    5/13/83          12.51       9.85      10.07      10.23      10.66
  High Yield Bond Subaccount ...................    2/23/87          10.28       7.32      11.17       N/A        7.78
  Stock Index Subaccount .......................    10/19/87         21.35      18.08      13.64       N/A       15.23
  Equity Income Subaccount .....................    2/19/88          20.53      13.40      13.99       N/A       13.62
  Equity Subaccount ............................    5/13/83          17.34      15.77      16.17      14.01      13.76
  Prudential Jennison Subaccount ...............    5/1/95           13.26       N/A        N/A        N/A       22.29
  Global Subaccount ............................    9/19/88          18.50       8.58      11.64       N/A        9.38
AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income Subaccount ........    5/2/94           18.75       N/A        N/A        N/A       18.26
  AIM V.I. Value Subaccount ....................    5/5/93           13.88      16.51       N/A        N/A       17.51
Janus Aspen Series
  Growth Subaccount ............................    9/13/93          17.27      15.41       N/A        N/A       15.01
  International Growth Subaccount ..............    5/2/94           33.35       N/A        N/A        N/A       18.42
MFS Variable Insurance Trust
  Emerging Growth Subaccount ...................    7/24/95          15.86       N/A        N/A        N/A       23.50
  Research Subaccount ..........................    7/24/95          21.12       N/A        N/A        N/A       22.20
OCC Accumulation Trust (Note 2)
  Managed Subaccount ...........................    8/1/88           21.60      21.23      18.02       N/A       18.99
  Small Cap Subaccount .........................    8/1/88           17.63       9.41      13.39       N/A       13.59
T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
   Equity Income Subaccount ....................    3/31/94          18.39       N/A        N/A        N/A       20.69
  T. Rowe Price International Series, Inc.,
   International Stock Subaccount ..............    3/31/94          13.56       N/A        N/A        N/A        8.84
Warburg Pincus Trust
  Post-Venture Capital Subaccount ..............    9/30/96           N/A        N/A        N/A        N/A       (1.49)

----------

Note 1: This table assumes no deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations.


                                                                TABLE 3
                                           SUBACCOUNT "HYPOTHETICAL" CUMULATIVE TOTAL RETURN
                                                         ASSUMING NO WITHDRAWAL

                                                                                Three      Five        Ten     From Date
                                                                    One Year    Years      Years      Years   Established
                                                                     Ended      Ended      Ended      Ended     Through
Fund Portfolio                                  Date Established    12/31/96   12/31/96   12/31/96   12/31/96   12/31/96
--------------                                  ----------------    --------   --------   --------   --------   --------
The Prudential Series Fund, Inc.
  Money Market Subaccount ......................    5/13/83            4.19%     12.44%     17.76%      60.75%    107.05%
  Diversified Bond Subaccount ..................    5/13/83            3.36      18.37      36.98      102.42     198.91
  Government Income Subaccount .................    5/1/89             1.20      12.41      31.29        N/A       76.14
  Conservative Balanced Subaccount .............    5/13/83           11.51      26.95      49.34      133.10     246.60
  Flexible Managed Subaccount ..................    5/13/83           12.51      32.58      61.64      165.15     298.26
  High Yield Bond Subaccount ...................    2/23/87           10.28      23.64      69.91        N/A      109.34
  Stock Index Subaccount .......................    10/19/87          21.35      64.70      89.67        N/A      268.97
  Equity Income Subaccount .....................    2/19/88           20.53      45.87      92.58        N/A      210.53
  Equity Subaccount ............................    5/13/83           17.34      55.22     111.71      271.43     480.94
  Prudential Jennison Subaccount ...............    5/1/95            13.26        N/A        N/A        N/A       39.98
  Global Subaccount ............................    9/19/88           18.50      28.04      73.51        N/A      110.16
AIM Variable Insurance Funds, Inc.
  AIM V.I. Growth and Income Subaccount ........    5/2/94            18.75        N/A        N/A        N/A       56.45
  AIM V.I. Value Subaccount ....................    5/5/93            13.88      58.24        N/A        N/A       80.50
Janus Aspen Series
  Growth Subaccount ............................    9/13/93           17.27      53.79        N/A        N/A       58.70
  International Growth Subaccount ..............    5/2/94            33.35        N/A        N/A        N/A       57.00
MFS Variable Insurance Trust
  Emerging Growth Subaccount ...................    7/24/95           15.86        N/A        N/A        N/A       35.55
  Research Subaccount ..........................    7/24/95           21.12        N/A        N/A        N/A       33.49
OCC Accumulation Trust (Note 2)
  Managed Subaccount ...........................    8/1/88            21.60      78.27     129.18        N/A      332.40
  Small Cap Subaccount .........................    8/1/88            17.63      31.00      87.56        N/A      192.53
T. Rowe Price
  T. Rowe Price Equity Series, Inc.,
   Equity Income Subaccount ....................    3/31/94           18.39        N/A        N/A        N/A       67.93
  T. Rowe Price International Series, Inc.,
   International Stock Subaccount ..............    3/31/94           13.56        N/A        N/A        N/A       26.31
Warburg Pincus Trust
  Post-Venture Capital Subaccount ..............    9/30/96             N/A        N/A        N/A        N/A       (1.49)

----------

Note 1: This table assumes no deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations.

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series fund. All fees, expenses and charges associated with the DISCOVERY SELECT Annuity and the Series Fund have been reflected.

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1996 were 4.17% and 4.25%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 0.15% charge for mortality and expense risks and the 0.85% charge for administration. It does not reflect the withdrawal charge.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield--((base period return +1)365/7)-1.

The yield on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS

FRANKLIN E. AGNEW, Director since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee. Business consultant since 1987. Senior Vice President H.J. Heinz from 1971 to 1986. Mr.Agnew is also a director of Bausch & Lomb Inc. and John Wiley & Sons, Inc. Age 63. Address:
One Mellon Bank Center, Suite 2120, Pittsburgh, PA 15219.

FREDERICK K. BECKER, Director since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics. President, Wilentz Goldman and Spitzer (law firm) since 1989, with firm since 1960. Age 61.
Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN, Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. Vice Chairman, Bell Atlantic Corporation. President, Bell Atlantic Corporation from 1993 to 1995. President New Jersey Bell 1989 to 1993. Mr. Cullen is also a director of Johnson& Johnson. Age 54. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, Director since 1989 (current term expires April, 1997). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. National and International Health Care Advisor, Ernst & Young since 1985. Dr. Davis is also a director of Merck & Co., Inc., Beckman Instruments, Inc., Pharmaceutical Marketing Services, Inc. and Science Applications International Corporation. Age 65. Address: 1225 Connecticut Avenue, N.W., Washington, DC 20036.

ROGER A. ENRICO, Director since 1994 (current term expires April, 1998). Member, Committee on Nominations; Member, Compensation Committee. CEO PepsiCo, Inc. since 1996. Vice Chairman, PepsiCo, Inc. from 1993 to 1996. Chairman and CEO, Pepsi Co. Worldwide Food, from 1991 to 1993. President and CEO, Pepsi Co. Worldwide Beverage from 1986-1991. Mr. Enrico is also a director of Dayton Hudson Corporation and A.H.Belo Corporation. Age 52. Address: 14841 North Dallas Parkway, Dallas, TX, 75240.

ALLAN D. GILMOUR, Director since 1995 (current term expires April, 1999). Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of USWest, Inc., Whirlpool Corporation and The Dow Chemical Company. Age 63.
Address: 751 Broad Street, Newark, NJ 07102.

WILLIAM H. GRAY, III, Director since 1991 (current term expires April, 2000). Member, Finance Committee; Member, Committee on Nominations. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr.Gray served in Congress from 1979 to 1991. Mr.Gray is also a director of Warner-Lambert Co., Chase Manhattan Corp., Municipal Bond Investors Assurance Corp., Westinghouse Electric Corp., Union Pacific Corp., Lotus Development Corp., and Rockwell International Corp. Age 55. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031.

JON F. HANSON, Director since 1991 (current term expires April, 1997). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Co. since 1976. Mr. Hanson is also a director of United Water Resources. Age 60. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR., Director since 1997. Chairman and Chief Executive Officer, Owens Corning. Age 62. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER, Director since 1994 (current term expires April, 1998). Member, Auditing Committee; Member, Committee on Nominations. Guest Scholar, The Brookings Institution since 1993. Assistant to the President and Director of Presidential Personnel, U.S. Government, 1991-1992. Deputy Secretary, Department of Health & Human Services from 1989 to 1991. Ms. Horner is also a director of Pfizer, Inc., Ingersoll-Rand Company and Foster Wheeler Corporation. Age 55.
Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY, Director.--Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation. Age 66. Address: 751 Broad Street, Newark, NJ 07102-3777.

BURTON G. MALKIEL, Director since 1978 (current term expires April, 1998). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Nominations. Professor, Princeton University, since 1988. Dr. Malkiel is also a director of The Jeffrey Co., Vanguard Group, Inc., Amdahl Corporation, Baker Fentress &

Company, and Southern New England Telecommunications Co. Age 64. Address: 110 Fisher Hall, Prospect Avenue, Princeton University, Princeton, NJ 08544-1021.

ARTHUR F. RYAN, Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 54. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ, Director. Principal, Investment Strategies International. Age
62. Address: 90 Riverside Drive, New York, NY 10024.

CHARLES R. SITTER, Director since 1995 (current term expires April, 1999). Member, Committee on Dividends. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957; he is currently a director of Exxon. Age 66. Address: 5959 Las Colinas Boulevard, Irving, TX 75039.

DONALD L. STAHELI, Director since 1995 (current term expires April, 1999). Member, Compensation Committee. Chairman and Chief Executive Officer, Continental Grain Company since 1994. Mr. Staheli was Chairman of Continental Grain from 1988 to 1994. Age 65. Address: 277 Park Avenue, New York, NY 10172.

RICHARD M. THOMSON, Director since 1976 (current term expires April, 2000). Chairman, Compensation Committee; Member, Committee on Nominations, Member, Executive Committee. Chairman of the Board and Chief Executive Officer, The Toronto-Dominion Bank since 1978. Mr. Thomson is also a director of CGC, Inc., Eaton's of Canada, Ltd., INCO, Ltd., The Thomson Corp. National Retail Credit Services Limited, TEC Leaseholds Limited, Thomglen Corporation and S.C. Johnson & Son, Ltd. Age 63. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH, Director since 1996 (current term expires April, 2000). Chairman and Chief Executive Officer of Unisys Corporation since 1990. Mr. Unruh is also a director of Ameritech Corporation. Age 56. Address: Township Line & Union Meeting Roads, Blue Bell, PA 19424.

P. ROY VAGELOS, M.D., Director since 1989 (current term expires April, 1997). Chairman, Auditing Committee; Member, Committee on Dividends; Member, Executive Committee. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of Pepsi Co., Inc., The Estee Lauder Companies Inc. and McDonnell Douglas Corp. Age 67. Address: One Crossroads Drive, Bedminster, NJ 07921.

STANLEY C. VAN NESS, Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Auditing Committee; Member, Executive Committee. Attorney, Picco Herbert Kennedy (law firm) from 1990. Partner of Jamieson, Moore, Peskin & Spicer from 1984 to 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 63. Address: One State Street Square, Suite 1000, Trenton, NJ 08607-1388.

PAUL A. VOLCKER, Director since 1988 (current term expires April, 2000). Member, Committee on Dividends; Member, Committee on Nominations. Chairman, James D. Wolfensohn, Inc. since 1988; Chief Executive Officer, James D. Wolfensohn, Inc. since 1995. Chairman, J. Rothschild, Wolfensohn & Co. from 1992 to 1995. Mr Volcker is also a director of Fuji-Wolfensohn International, Nestle, S.A., UAL Corp. and the Board of Governors, American Stock Exchange. Age 69. Address: 599 Lexington Avenue, New York, NY 10022.

JOSEPH H. WILLIAMS, Director since 1994 (current term expires April, 1998). Member, Auditing Committee; Member, Committee on Dividends. Chairman of the Board, The Williams Companies since 1994. Chairman & Chief Executive Officer, The Williams Companies 1979-1993. Mr. Williams is also a director of Flint Industries and The Orvis Company. Age 64. Address: One Williams Center, Tulsa, OK 74102.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN, Chairman, Chief Executive Officer, and President since 1994. Age 54.

E. MICHAEL CAULFIELD, Chief Executive Officer, Prudential Investments since 1996; Chief Executive Officer, Money Management Group since 1995; 1989-92 Managing Director. Age 50.

MICHELE S. DARLING, Executive Vice President, Human Resources. Age 43.

ROBERT GOLDEN, Executive Vice President, Corporate Operations and Systems, since 1997. Age 50.

RODGER A. LAWSON, Executive Vice President, Marketing and Planning. Age 50.

MARK B. GRIER, Chief Financial Officer since 1995. Age 44.

JOHN V. SCICUTELLA, Chief Executive Officer, Individual Insurance Group, since 1997; Executive Vice President, Operations and Systems, since 1995. Age 48.

R. BROCK ARMSTRONG, Senior Vice President, Individual Insurance Development. Age 50.

MARTIN A. BERKOWITZ, Senior Vice President and Comptroller since 1995. Age 48.

WILLIAM M. BETHKE, President, Capital Markets Group, Senior Vice President since 1986. Age 50.

LEO J. CORBETT, Senior Vice President, Individual Insurance Marketing. Age 49.

MARK R. FETTING, President, Prudential Retirement Services. Age 42.

WILLIAM D. FRIEL, Senior Vice President and Chief Information Officer since 1993; 1988-92: Vice President. Age 58.

JAMES R. GILLEN, Senior Vice President and General Counsel since 1984. Age 59.

BRUCE J. GOODMAN, Chief Executive Officer, Prudential Service Company, Senior Vice President since 1993. Age 55.

JONATHAN M. GREENE, President, Investment Management, Prudential Investments. Age 53.

JEAN D. HAMILTON, President, Diversified Group. Age 50.

RONALD P. JOELSON, Senior Vice President, Guaranteed Products. Age 39.

IRA J. KLEINMAN, Executive Vice President, International Insurance Group; Senior Vice President since 1992; 1978-92: Vice President. Age 50.

DONALD C. MANN, Senior Vice President, Community Resources; Senior Vice President since 1990; 1985-90: Vice President. Age 55.

NEIL A. McGUINNESS, Senior Vice President, Marketing, Prudential Investments. Age 50.

PRISCILLA A. MYERS, Senior Vice President, Audit, Compliance and Investigation since 1995. Age 47.

RICHARD O. PAINTER, President, Prudential Insurance& Financial Services since 1995. Age 49.

I. EDWARD PRICE, Senior Vice President and Actuary since 1995. Age 54.

KIYOFUMI SAKAGUCHI, President, International Insurance Group since 1995. Age 54.

GREGORY W. SCOTT, Chief Financial Officer, Prudential Healthcare Group since 1995. Age 43.

BRIAN M. STORMS, President, Mutual Funds and Annuities, Prudential Investments since 1996. Age 42.

ROBERT J. SULLIVAN, Senior Vice President, Sales, Prudential Investments. Age
58.

SUSAN L. BLOUNT, Vice President and Secretary since 1995. Age 39.

C. EDWARD CHAPLIN, Vice President and Treasurer since 1995. Age 40.

SALE OF THE CONTRACTS

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

LEGAL MATTERS

All matters relating to New Jersey law pertaining to the Contracts, including the validity of the Contracts and Prudential's authority to issue the Contracts, have been passed upon by Peter T. Scott, Assistant General Counsel of Prudential. Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The financial statements in this prospectus for the year ended December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements in this report for years ended December 31, 1995 and December 31, 1994 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was dismissed as the independent accountants of Prudential. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make reference to the matter in their reports.

FINANCIAL STATEMENTS

As of the date of this SAI, the Discovery Account had not yet commenced operations, had no assets or liabilities and no income. Accordingly, it has no financial statements for prior periods.

The statutory financial statements of Prudential included herein should be distinguished from the financial statements of the Discovery Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

We have audited the accompanying statement of admitted assets, liabilities and surplus (statutory basis) of The Prudential Insurance Company of America as of December 31, 1996, and the related statements of operations and changes in surplus (statutory basis), and of cash flows (statutory basis) for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the New Jersey Department of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America at December 31, 1996, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 1.



/s/ PRICE WATERHOUSE, LLP


New York, New York
March 10, 1997

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying statement of admitted assets, liabilities and surplus--statutory basis of The Prudential Insurance Company of America as of December 31, 1995, and the related statements of operations and changes in surplus--statutory basis, and cash flows--statutory basis for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated March 1, 1996, we expressed an opinion that the 1995 and 1994 financial statements, prepared using accounting practices prescribed and permitted by the New Jersey Department of Insurance, presented fairly, in all material respects, the financial position of The Prudential Insurance Company of America as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. As described in Note 1 to these financial statements, pursuant to the pronouncements of the Financial Accounting Standards Board, the 1995 and 1994 financial statements of The Prudential Insurance Company of America, prepared using accounting practices prescribed or permitted by insurance regulators (statutory financial statements) are no longer considered presentations in conformity with generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles are material and are also described in Note 1. Accordingly, our present opinion on the presentation of the 1995 and 1994 financial statements in accordance with generally accepted accounting principles, as presented herein, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the admitted assets, liabilities and surplus of the Company as of December 31, 1995, and its operations, changes in surplus and its cash flows for each of the two years in the period ended December 31, 1995.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of The Prudential Insurance Company of America as of December 31, 1995, and the results of its operations, changes in surplus and its cash flows for each of the two years in the period then ended, on the basis of accounting described in Note 1.

Also, as described in Note 1 to the financial statements, these financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles. The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Further, these financial statements differ from the previously issued unconsolidated statutory financial statements because certain permitted financial statement presentation practices are no longer being used.



/s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey
March 1, 1996, except for Note 1A,
as to which the date is March 10, 1997


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

             STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
                               (STATUTORY BASIS)

                                                                                                              DECEMBER 31,
                                                                                                   ---------------------------------
                                                                                                     1996                     1995
                                                                                                   --------                 --------
                                                                                                             (In Millions)
ASSETS
Bonds ............................................................................                 $ 75,006                 $ 77,494
Preferred stock ..................................................................                      239                      396
Common stock .....................................................................                    7,076                    6,133
Mortgage loans on real estate ....................................................                   17,039                   20,280
Real estate ......................................................................                    2,094                    2,488
Policy loans and premium notes ...................................................                    6,023                    6,208
Cash and short-term investments ..................................................                    5,982                    4,803
Other invested assets ............................................................                    2,591                    3,304
                                                                                                   --------                 --------

TOTAL CASH AND INVESTED ASSETS ...................................................                  116,050                  121,106

Premiums due and deferred ........................................................                    1,925                    1,917
Accrued investment income ........................................................                    1,640                    1,688
Other assets .....................................................................                    1,208                    1,120
Assets held in separate accounts .................................................                   57,797                   53,903
                                                                                                   --------                 --------

TOTAL ASSETS .....................................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

LIABILITIES AND SURPLUS

LIABILITIES

Policy liabilities and insurance reserves:
    Future policy benefits and claims ............................................                 $ 87,582                 $ 93,346
    Unearned premiums ............................................................                      619                      624
    Policy dividends .............................................................                    1,878                    1,893
    Policyholder account balances ................................................                    7,968                    7,966
Notes payable and other borrowings ...............................................                      763                      807
Asset valuation reserve ..........................................................                    2,682                    2,705
Federal income tax payable .......................................................                      729                    1,278
Other liabilities ................................................................                    9,588                    9,191
Liabilities related to separate accounts .........................................                   57,436                   53,256
                                                                                                   --------                 --------

TOTAL LIABILITIES ................................................................                  169,245                  171,066
                                                                                                   --------                 --------

CONTINGENCIES (NOTE 11)

SURPLUS

Capital notes ....................................................................                      985                      984
Special surplus fund .............................................................                    1,268                    1,274
Unassigned surplus ...............................................................                    7,122                    6,410
                                                                                                   --------                 --------

TOTAL SURPLUS ....................................................................                    9,375                    8,668
                                                                                                   --------                 --------

TOTAL LIABILITIES AND SURPLUS ....................................................                 $178,620                 $179,734
                                                                                                   ========                 ========

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                STATEMENTS OF OPERATIONS AND CHANGES IN SURPLUS
                               (STATUTORY BASIS)

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                  --------------------------------------------------
                                                                                     1996                1995                1994
                                                                                   --------            --------            --------
                                                                                                     (In Millions)

REVENUE

Premiums and annuity considerations ....................................           $ 20,674            $ 21,088            $ 23,612
Net investment income ..................................................              8,677               8,637               7,387
Other income ...........................................................                571                 363                 367
                                                                                   --------            --------            --------

TOTAL REVENUE ..........................................................             29,922              30,088              31,366
                                                                                   --------            --------            --------

BENEFITS AND EXPENSES

Death benefits .........................................................              2,943               2,858               2,798
Annuity benefits .......................................................              3,582               3,495               3,354
Disability benefits ....................................................              5,630               5,765               5,201
Other benefits .........................................................                806                 853                 845
Surrender benefits and fund withdrawals ................................             11,844              12,538              11,714
Net (decrease) increase in reserves ....................................             (1,572)             (2,178)              1,251
Commissions ............................................................                477                 535                 610
Other expenses .........................................................              2,690               2,650               3,727
                                                                                   --------            --------            --------

TOTAL BENEFITS AND EXPENSES ............................................             26,400              26,516              29,500
                                                                                   --------            --------            --------


Operating income before dividends and income taxes .....................              3,522               3,572               1,866
Dividends to policyholders .............................................              2,526               2,464               2,290
                                                                                   --------            --------            --------

Operating income (loss) before income taxes ............................                996               1,108                (424)
Income tax provision ...................................................                 51                 590                 453
                                                                                   --------            --------            --------

INCOME (LOSS) FROM OPERATIONS ..........................................                945                 518                (877)

NET REALIZED CAPITAL GAINS (LOSSES) ....................................                457                (183)                (24)
                                                                                   --------            --------            --------

NET INCOME  (LOSS) .....................................................           $  1,402            $    335            $   (901)
                                                                                   ========            ========            ========


SURPLUS

SURPLUS, BEGINNING OF YEAR .............................................              8,668               7,449               8,004

Net income (loss) ......................................................              1,402                 335                (901)
Change in net unrealized capital gains (losses) ........................                191                 661                 (51)
Change in non-admitted assets ..........................................               (206)                717                  82
Change in asset valuation reserve ......................................                 11                (694)                653
Other changes, net .....................................................               (691)                200                (338)
                                                                                   --------            --------            --------

SURPLUS, END OF YEAR ...................................................           $  9,375            $  8,668            $  7,449
                                                                                   ========            ========            ========


                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                            STATEMENTS OF CASH FLOWS
                               (STATUTORY BASIS)

                                                                                           YEARS ENDED DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                    1996             1995                1994
                                                                                 ---------        ---------           ---------
                                                                                                (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations ......................................       $  20,669        $  21,030           $  23,635
Net investment income ....................................................           8,629            8,511               7,261
Other income received ....................................................             599              479                 502
Separate account transfers ...............................................           1,183            1,002                (494)
Benefits and claims paid .................................................         (24,952)         (25,524)            (24,403)
Policyholders' dividends paid ............................................          (2,453)          (2,393)             (2,594)
Federal income taxes (paid) received .....................................            (230)            (847)                179
Other operating expenses .................................................          (4,224)          (3,738)             (3,636)
                                                                                 ---------        ---------           ---------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES ......................            (779)          (1,480)                450
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold, matured, or repaid
     Bonds ...............................................................         119,195           93,178              80,668
     Stocks ..............................................................           4,328            2,985               4,263
     Mortgage loans on real estate .......................................           3,140            4,997               4,205
     Real estate .........................................................             537              573                 935
     Net gains (losses) on cash and short-term investments ...............              13               (9)                 (5)
     Miscellaneous proceeds ..............................................           2,128            3,707               2,671
Payments for investments acquired
     Bonds ...............................................................        (118,009)        (101,018)            (81,677)
     Stocks ..............................................................          (6,029)          (2,199)             (2,312)
     Mortgage loans on real estate .......................................          (1,841)          (2,810)             (3,282)
     Real estate .........................................................            (120)            (425)               (194)
     Miscellaneous applications ..........................................            (718)          (1,213)             (1,275)
Net (tax) benefit on capital gains and losses ............................            (622)             107                (275)
                                                                                 ---------        ---------           ---------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES ......................           2,002           (2,127)              3,722
                                                                                 ---------        ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES

Net (repayments of) proceeds from borrowed money .........................             (44)             123                   1
Net proceeds from the issuance of capital notes ..........................               0              686                   0
                                                                                 ---------        ---------           ---------

NET CASH (USED IN) PROVIDED BY  FINANCING ACTIVITIES .....................             (44)             809                   1
                                                                                 ---------        ---------           ---------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS ...............           1,179           (2,798)              4,173
Cash and short-term investments, beginning of year .......................           4,803            7,601               3,428
                                                                                 ---------        ---------           ---------

CASH AND SHORT-TERM INVESTMENTS, END OF YEAR .............................       $   5,982        $   4,803           $   7,601
                                                                                 =========        =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest payments of $253 million, $144 million and $85 million were made during 1996, 1995 and 1994, respectively.

                   SEE NOTES TO STATUTORY FINANCIAL STATEMENTS

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.   ACCOUNTING POLICIES AND PRINCIPLES

     A. Business and basis of presentation - The statutory financial statements include the accounts of The Prudential Insurance Company of America ("the Company"), a mutual life insurance company. The activities of the Company include a broad range of financial services, including life and health insurance, asset management, and investment advisory services.

          These financial statements were prepared on an unconsolidated statutory basis of accounting, which differs from the 1995 and 1994 financial statements prepared for general distribution on a consolidated statutory basis of accounting, both of which differ from generally accepted accounting principles ("GAAP"). The financial statements for 1995 and 1994 have been restated on an unconsolidated statutory basis of accounting adopted in 1996 for purposes of general distribution. Certain reclassifications have been made to the 1995 and 1994 financial statement amounts to conform to the 1996 presentation.

          The Company, domiciled in the State of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance ("the Department"). Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The financial statements are substantially the same as those included in the Statutory Annual Statement except for certain reclassifications and adjustments. These financial statements differ from those filed with the Department in that changes to estimated income and premium taxes applicable to prior periods, which are recorded as direct charges or credits to surplus in the Annual Statement, have been included in the "Income tax provision" and "Other expenses" in the Statements of Operations and Changes in Surplus. This item has the net effect of increasing (decreasing) net income by $396 million, ($143) million and $6 million in 1996, 1995 and 1994, respectively.

          Pursuant to the Financial Accounting Standards Board Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, which is effective for 1996 financial statements, statutory accounting practices ("SAP") are no longer considered GAAP for mutual life insurance companies. SAP differs from GAAP primarily as follows:

     (a) the Commissioner's Reserve Valuation Method ("CRVM") is used for the majority of individual insurance reserves under SAP, whereas for individual insurance, policyholder liabilities are generally established using the net level premium method under GAAP. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP, but are based upon actual company experience under GAAP;

     (b) for investment-type contracts that do not contain mortality or morbidity risk and universal life-type contracts, cash receipts are recorded as premiums and reserves are established using prescribed reserving methods under SAP. Under GAAP, premium from investment-type and universal life-type contracts are generally recognized as deposits. Revenues from these contracts represent amounts assessed against policyholders and are reported in the period of assessment;

     (c) policy acquisition costs are expensed when incurred under SAP rather than being deferred and charged against earnings over the periods covered by the related policies;

     (d) deferred income taxes are not recorded for the tax effect of temporary differences between book and tax basis of assets and liabilities under SAP;

     (e) certain "non-admitted assets" must be excluded under SAP through a charge against surplus, e.g. fixed assets, prepaid pensions and impaired investments;

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     (f) investments in the common stock of the Company's wholly-owned subsidiaries are accounted for using the equity method under SAP rather than consolidated;

     (g) bonds are carried at amortized cost under SAP rather than categorized as "held to maturity", "available for sale", or "trading". Under GAAP, bonds classified as "available for sale" and "trading" are carried at market value;

     (h) certain reclassifications would be required with respect to the balance sheet and statement of cash flows under SAP;

     (i) the Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR") are required for life insurance companies under SAP.

          The following is a summary of accounting practices permitted by the state of New Jersey and reflected in these financial statements:

          o Prescribed statutory accounting practices require Department approval of each and every interest payment at the time of payment in order to classify the Company's Capital Notes as a component of surplus. Otherwise, such notes are required to be classified as a liability. Interest payments on $300 million in Capital Notes issued in 1993 are pre-approved by the Department, and permitted to be classified in surplus.

          o The Company sells synthetic guaranteed interest contracts ("GICs") containing minimum investment related guarantees on qualified pension plan assets. The assets are owned by the trustees of such plans, who invest the assets under the terms of investment guidelines agreed to with the Company. The investment related guarantees may include a minimum rate of return on the underlying assets and/or a guarantee of liquidity to meet plan cash flow requirements. The Company, with the approval of the Department, reports both the plan liabilities associated with the synthetic GICs and the trust assets supporting this potential liability. In addition, the Company files detailed schedules of trust assets and related statements with the Department. Currently, prescribed statutory accounting practices do not address accounting for synthetic GICs.

          o The Company establishes guaranty fund liabilities for the insolvencies of certain life insurance companies. The liabilities are established net of estimated premium tax credits and federal income tax. Prescribed statutory accounting practices do not address the establishment of liabilities for guaranty fund assessments.

     B. Divestiture - On July 31, 1996, Prudential sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). The transaction was structured as an assumption reinsurance transaction, whereby London Life assumed total liabilities of the Canadian Branch equal to $3,146 million as well as a related amount of total assets equal to $3,040 million. A net gain of $138 million was recorded for this transaction.

     C. Use of estimates - The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

     D. Investments - Bonds, which consist of long-term bonds, are stated primarily at amortized cost.

          Preferred stock is generally valued at amortized cost.

          Common Stock is carried at fair value. Investments in subsidiaries, which are included in "Common stock", are accounted for using the equity method. The subsidiaries' change in net assets, excluding

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          capital contributions and distributions, is included in "Net investment income." The subsidiaries are engaged principally in the businesses of life and health insurance, property and casualty insurance, group health care, securities brokerage, asset management, investment advisory services, retail banking and real estate and brokerage.

          Mortgage loans on real estate are stated primarily at unpaid principal balances.

          Real estate, except for real estate acquired in satisfaction of debt, is carried at cost less accumulated straight-line depreciation, encumbrances and permanent impairments in value. Properties acquired in satisfaction of debt are valued at lower of depreciated cost or fair value less disposition costs.

          Policy loans and premium notes are stated at unpaid principal balances.

          Cash includes cash on hand, amounts due from banks and money market instruments. Short term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are stated at amortized cost, which approximates fair value.

          Other invested assets primarily include the Company's investment in joint ventures and other forms of partnerships. These investments are accounted for using the equity method where the Company has the ability to exercise significant influence over the operating and financial policies of the entity. The cost method is used for all other assets.

          Derivatives used in asset/liability risk management activities, which support life and health insurance and annuity contracts, are recorded at either fair value or statement value, depending upon the underlying instrument, with unrealized gains and losses recorded in "Change in net unrealized capital gains (losses)." Upon termination of derivatives, the interest-related gains and losses are amortized through the IMR.

     E. Separate accounts - These assets and liabilities, reported at estimated fair value, represent segregated funds invested for pension and other clients. Investment risks associated with fair value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

     F. Revenue recognition of insurance income and related expenses - Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including such acquisition costs as sales commissions, are charged to operations as incurred.

     G. Policyholder dividends - Substantially all of the policies issued by the Company are participating. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Dividends declared by the Board of Directors which have not been paid are included in "Policy dividends".

2. POLICY LIABILITIES AND INSURANCE RESERVES

     A. For life insurance and annuities, future policy benefits and claims include estimates of benefits and associated settlement expenses on reported claims and those which are incurred but not reported.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


          Activity in the liability for unpaid claims and claim adjustment expenses for accident and health business, which is included in "Future policy benefits and claims", is as follows:

                                          1996             1995            1994
                                       -------          -------         -------
                                                     (In Millions)

Balance at January 1                   $ 2,636          $ 2,440         $ 2,416
  Less reinsurance recoverables             15               23              15
                                       -------          -------         -------

Net balance at January 1                 2,621            2,417           2,401
                                       -------          -------         -------

Incurred related to:
  Current year                           5,734            5,759           5,398
  Prior years                              (87)              42             (87)
                                       -------          -------         -------

Total incurred                           5,647            5,801           5,311
                                       -------          -------         -------

Paid related to:
  Current year                           4,135            4,028           3,856
  Prior years                            1,467            1,569           1,439
                                       -------          -------         -------

Total paid                               5,602            5,597           5,295
                                       -------          -------         -------

Net balance at December 31               2,666            2,621           2,417
  Plus reinsurance recoverables             10               15              23
                                       -------          -------         -------

Balance at December 31                 $ 2,676          $ 2,636         $ 2,440
                                       =======          =======         =======


          As a result of changes in reserve estimates for insured events of prior years, the provision for claims and claim adjustment expenses changed by ($87) million and $42 million in 1996 and 1995, respectively, due to changes in claim cost trends and changed by ($87) million in 1994 because of faster-than-expected shrinkage in the indemnity health business.

     B. Reserves for individual life insurance are calculated using various methods, interest rates and mortality tables, which produce reserves that meet the aggregate requirements of state laws and regulations. Approximately 39% of individual life insurance reserves are determined using the net level premium method, or by using the greater of the net level premium reserve or the policy cash value. About 52% of individual life insurance reserves are calculated according to CRVM or methods which compare CRVM to policy cash values. The remaining reserves include universal life reserves which are equal to the greater of the policyholder account value less the unamortized expense allowance and the policy cash value, or are for supplementary benefits whose reserves are calculated using methods, interest rates and tables appropriate for the benefit provided.

          For group life insurance, about 56% of the reserves are associated with extended death benefits. These reserves are primarily calculated using modified group tables at various interest rates. The remainder are unearned premium reserves (calculated using the 1960 Commissioner's Standard Group Table), reserves for group life fund accumulations and other miscellaneous reserves.

          Reserves for deferred individual annuity contracts are determined using the Commissioner's Annuity Reserve Valuation Method. These account for 72% of the individual annuity reserves. The remaining reserves are equal to the present value of future payments with the annuity mortality table and interest rates based on the date of issue or maturity as appropriate.

          Reserves for other deposit funds or other liabilities with life contingencies reflect the contract deposit account or experience accumulation for the contract and any purchased annuity reserves.

          Accident and health reserves represent the present value of the future potential payments, adjusted for contingencies and interest. The remaining material reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the guaranteed rate or the fund value.

          Policyholders, at their discretion, may withdraw funds from their annuity policies. At December 31, 1996 and 1995, approximately 55% of total annuity actuarial reserves and deposit liabilities of $92,536 million and $95,092 million, respectively, were not subject to discretionary withdrawal.

3. INCOME TAXES

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") taxes the Company on its operating income after dividends to policyholders. In calculating this tax, the Code requires the capitalization and amortization of policy acquisition expenses.

   The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imposes an additional amount of taxable income to the Company. "Income tax provision" includes an estimate for the total equity tax to be paid with respect to the year. Income from sources outside the United States is taxed under applicable foreign statutes.

   The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service is examining the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments.

4. INVESTED ASSETS

     A. Bonds and stocks - The Company invests in both investment grade and non-investment grade public and private bonds. The Securities Valuation Office of the NAIC rates the bonds held by insurers for regulatory purposes and classifies investments into six categories ranging from highest quality bonds to those in or near default. The lowest three NAIC categories represent primarily high-yield securities and are defined by the NAIC as including any security with a public agency rating equivalent to B+ or B1 or less. Securities in these lowest three categories approximated 2.8% and 1.0%, of the Company's bonds at December 31, 1996, 1995, respectively.

          The following tables provide additional information relating to bonds and preferred stock as of December 31:

                                                                                    1996
                                                          -------------------------------------------------------
                                                                           GROSS           GROSS         ESTIMATED
                                                          CARRYING       UNREALIZED      UNREALIZED         FAIR
                                                           AMOUNT          GAINS           LOSSES           VALUE
                                                          -------         -------          ------          -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                $ 9,504        $   353         $    74         $ 9,783

Obligations of U.S. states and their
  political subdivisions                                       206              7               6             207

Foreign government bonds                                     2,420            133              11           2,542

Corporate securities                                        57,282          2,625             323          59,584

Mortgage-backed securities                                   5,594            131              15           5,710
                                                           -------        -------         -------         -------

     Total                                                 $75,006        $ 3,249         $   429         $77,826
                                                           =======        =======         =======         =======

Preferred Stock
Redeemable                                                 $   142        $     3         $     6         $   139

Non-redeemable                                                  97             23               0             120
                                                           -------        -------         -------         -------

     Total                                                 $   239        $    26         $     6         $   259
                                                           =======        =======         =======         =======

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                                     1995
                                                                --------------------------------------------------
                                                                              GROSS        GROSS
                                                                CARRYING    UNREALIZED   UNREALIZED        FAIR
                                                                 AMOUNT       GAINS        LOSSES          VALUE
                                                                -------      -------      -------         -------
Bonds                                                                           (In Millions)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $15,715      $ 1,392      $     1          $17,106

Obligations of U.S. states and their
  political subdivisions                                            214           22            1              235

Foreign government bonds                                          3,196          260            1            3,455

Corporate securities                                             54,411        4,609           97           58,923

Mortgage-backed securities                                        3,958          241            8            4,191
                                                                -------      -------      -------          -------

     Total                                                      $77,494      $ 6,524      $   108          $83,910
                                                                =======      =======      =======          =======

Preferred Stock
Redeemable                                                      $   304      $    16      $     4          $   316

Non-redeemable                                                       92            2            0               94
                                                                -------      -------      -------          -------

      Total                                                     $   396      $    18      $     4          $   410
                                                                =======      =======      =======          =======


          The carrying amount and estimated fair value of bonds at December 31, 1996, categorized by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

                                                          CARRYING    ESTIMATED
                                                           AMOUNT     FAIR VALUE
                                                          --------    ----------
                                                              (In Millions)

Due in one year or less                                    $ 1,999       $ 2,012
Due after one year through five years                       19,125        19,445
Due after five years through ten years                      19,406        20,081
Due after ten years                                         28,882        30,578
                                                           -------       -------
                                                            69,412        72,116
                                                           -------       -------

Mortgage-backed securities                                   5,594         5,710
                                                           -------       -------

       Total                                               $75,006       $77,826
                                                           =======       =======

          Proceeds from the sale and maturity of bonds during 1996, 1995 and 1994 were $119,195 million, $93,178 million and $80,668 million, respectively. Gross gains of $1,516 million, $1,913 million and $618 million and gross losses of $988 million, $782 million and $1,841 million were realized on such sales during 1996, 1995 and 1994, respectively. Realized gains and losses are determined using the specific identification method.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


     B. Mortgage loans on real estate - Mortgage loans on real estate at December 31 are as follows:

                                                1996                1995
                                         ------------------  ------------------
                                         CARRYING  PERCENT   CARRYING  PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                          ------   --------   ------   --------
                                                     (In Millions)
Commercial and agricultural loans:
    In good standing                      $15,546    91.3%    $17,649    87.0%
    In good standing
      with structured terms                   809     4.7%        966     4.8%
    Past due 90 days or more                  229     1.3%        144     0.7%
    In process of foreclosure                  68     0.4%        157     0.8%

Residential loans                             387     2.3%      1,364     6.7%
                                          -------   -----     -------   -----

    Total                                 $17,039   100.0%    $20,280   100.0%
                                          =======   =====     =======   =====


     At December 31, 1996, the Company's mortgage loans on real estate were collateralized by the following property types: office buildings (34%), retail stores (22%), residential properties (2%), apartment complexes (18%), industrial buildings (11%), agricultural properties (9%) and other commercial properties (4%). The maximum percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, purchase money mortgages or mortgages supported by high credit leases is 80%. The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (26%) and New York (8%). Included in these balances are mortgage loans with affiliated joint ventures of $560 million and $653 million at December 31, 1996 and 1995, respectively.

     C.   Real estate - Real estate at December 31 was as follows:

                                                   1996           1995
                                                  ------         ------
                                                      (In Millions)


Investment real estate                            $1,201         $1,484
Properties occupied by the Company                   525            533
Properties acquired in
     satisfaction of debt                            368            471
                                                  ------         ------

    Total                                         $2,094         $2,488
                                                  ======         ======

          Accumulated depreciation on real estate was $808 million and $853 million at December 31, 1996 and 1995, respectively.

     D. Other invested assets - Other invested assets of $2,591 million and and $3,304 million as of December 31, 1996 and 1995, respectively, principally include the Company's net equity in joint ventures and other forms of partnerships. The Company's share of net income from other invested assets was $283 million, $240 million and $348 million for 1996, 1995 and 1994, respectively.

     E. Investment in subsidiaries - Included in "Common stock" is the Company's investment in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively. Included in "Net investment income" for 1996, 1995 and 1994 is $370 million, $143 million and $(936) million, respectively, attributable to undistributed income (loss) of subsidiaries.

          In October 1995, the Company completed the sale of Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax gain of $72 million was recorded in 1995.

          In March 1995, the Company announced its intention to sell its mortgage banking unit. On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. ("PHMC") and it also liquidated certain mortgage-backed securities and

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          extended warehouse loans. In 1995, PHMC recorded an after-tax loss of $98 million which includes operating gains and losses, asset write downs, and other costs directly related to the sale. The Company continues to have discussions with prospective buyers for the sale of the remaining assets.

     F. Net unrealized capital gains (losses) - Changes in net unrealized capital gains (losses), which result principally from changes in the differences between cost and carrying amounts of invested assets, were $191 million and $661 million for the years ended December 31, 1996 and 1995, respectively, and are reflected in "Unassigned surplus."

     G. Asset valuation reserve and interest maintenance reserve - These reserves are required for life insurance companies under NAIC requirements. The AVR is calculated based on a statutory formula and is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The IMR captures realized capital gains and losses, net of tax, resulting from changes in the general level of interest rates. These gains and losses are amortized into net investment income utilizing grouped amortization schedules over the expected remaining life of the investments sold. At December 31, 1996, AVR is comprised of 68% for bonds, stocks, and short-term investments; 17% for mortgage loans on real estate; and 15% for real estate and other invested assets. The IMR balance at December 31, 1996 and 1995 was $1,365 million and $1,163 million, respectively, and is recorded in "Other liabilities". During 1996, 1995 and 1994, $327 million, $766 million and ($910) million, respectively, of net realized capital gains (losses) were deferred and $126 million, $82 million and $102 million, respectively, was amortized and included in income.

     H. Restricted assets and special deposits - Assets in the amounts of $941 million and $5,072 million at December 31, 1996 and 1995, respectively, were on deposit with governmental authorities or trustees as required by law. Assets valued at $2,994 million and $3,121 million at December 31, 1996 and 1995, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $720 million in 1996 and $354 million in 1995.

     I. Loan backed and structured securities - A retrospective method is employed to recalculate the values of the loan backed and structured securities holdings with the exception of interest only bonds. Each acquisition lot was reviewed to recalculate the effective yield. The recalculated effective yield was used to derive a book value as if the new yield were applied at the time of acquisition. Outstanding principal factors from the time of acquisition to adjustment date were used to calculate the prepayment history for all applicable securities. Conditional prepayment rates, computed with life to date factor histories and weighted average maturities, were used to affect the calculation of projected payments for pass through, interest only and principal only security types. Interest only bond adjustments are developed on a prospective basis with adjustments made for permanent impairments if needed.

     J. Securities lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. As of December 31, 1996 and 1995, the estimated fair values of loaned securities were $6,362 million and $5,939 million respectively. Company and NAIC policies require a minimum of 102% and 105% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans. Cash collateral received is invested in short-term investments. The offsetting collateral liability as of December 31, 1996 and 1995 is $4,813 million and $3,625 million, respectively. Non-cash collateral is not reflected in the Statements of Admitted Assets, Liabilities and Surplus.

5. EMPLOYEE BENEFIT PLANS

     A. Pension plans - The Company has several defined benefit pension plans, which cover substantially all of its employees. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy for U.S. plans is to contribute annually the amount necessary to satisfy the Internal Revenue Service contribution guidelines.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Employee pension benefit plan status is as follows:

                                                       1996         1995
                                                     -------      -------
                                                         (In Millions)
Actuarial present value of benefit obligation:

  Vested benefit obligation                          $(3,878)     $(3,270)
                                                     =======      =======

  Accumulated benefit obligation                     $(4,174)     $(3,572)
                                                     =======      =======

Projected benefit obligation                         $(4,989)     $(4,330)

Plan assets at fair value                              7,326        6,688
                                                     -------      -------

Plan assets in excess of projected
  benefit obligation                                   2,337        2,358

Unrecognized transition amount                          (769)        (904)

Unrecognized prior service cost                          356          199

Unrecognized net gain                                   (916)        (753)
                                                     -------      -------


Prepaid pension cost                                 $ 1,008      $   900
                                                     =======      =======
          Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,668 million and $4,788 million are included in separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          The components of the net periodic pension benefit for 1996, 1995 and 1994 are as follows:

                                                               1996      1995      1994
                                                               ----      ----      ----
                                                                     (In Millions)
Service cost                                                 $  119     $ 110    $  141
Interest cost                                                   336       371       293
Actual return on assets                                        (720)   (1,249)       62
Net amortization and deferral                                    57       604      (633)
Net curtailment gains and special termination benefits           63         0       156
                                                             ------    ------    ------

Net periodic pension benefit                                 $ (145)   $ (164)   $   19
                                                             ======    ======    ======

          The net increase to surplus relating to the Company's pension plans is $37 million, $30 million and $0 million in 1996, 1995 and 1994, respectively, which considers the changes in the non-admitted prepaid pension asset of $108 million, $134 million and ($19) million, respectively.

          The accounting assumptions used by the Company were:

                                                 AS OF SEPTEMBER 30,
                                              ------------------------
                                               1996     1995     1994
                                              ------   ------   ------

Discount rate                                  7.75%    7.50%    8.50%
Rate of increase in compensation levels        4.50%    4.50%    5.50%
Expected long-term rate of return on assets    9.50%    9.00%    9.00%

          The Company maintains non-qualified supplemental retirement plans providing benefits that may not be paid from the Company's two qualified plans since qualified plans have limits imposed by Section 415 and 401(a)(17) of the Code. One of these plans also provides certain participants with a subsidized early retirement benefit.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     B. Postretirement benefits - The Company provides certain life insurance and health care benefits for its retired employees. Substantially all of the Company's employees may become eligible to receive these benefits if they retire after age 55 with at least 10 years of service.

          Postretirement benefits are accounted for in accordance with prescribed NAIC policy. The Company has elected to amortize its transition obligation over 20 years. During 1996, 1995 and 1994, funding of its postretirement benefit obligations totaled $35 million, $47 million and $31 million, respectively.

          The postretirement benefit plan status is as follows:

                                                                 SEPTEMBER 30,
                                                             ------------------
                                                               1996       1995
                                                               ----       ----
                                                                 (In Millions)

Accumulated postretirement benefit obligation for:
  Retirees                                                   $(1,418)   $(1,465)
  Fully eligible active plan participants                        (35)      (103)
Plan assets at fair value                                      1,341      1,309
                                                             -------    -------
Funded status                                                   (112)      (259)
Unrecognized transition amount                                   355        378
Unrecognized net gain                                           (177)       (19)
                                                             -------    -------
Prepaid postretirement benefit cost                          $    66    $   100
                                                             =======    =======

          Plan assets consist of group and individual variable life insurance policies, group life and health contracts and short-term investments, of which $1,003 million and $990 million are included in the separate account assets and liabilities at December 31, 1996 and 1995, respectively.

          Net periodic postretirement benefit cost for 1996, 1995 and 1994 includes the following components:

                                                     1996       1995       1994
                                                    -----      -----      -----
                                                           (In Millions)

Service cost                                        $  24      $  30      $  36
Interest cost                                         115        117        107
Actual return on plan assets                         (104)      (144)       (98)
Amortization of transition obligation                  22         22         23
Other                                                  12         49         52
                                                    -----      -----      -----
Net periodic postretirement benefit cost            $  69      $  74      $ 120
                                                    =====      =====      =====

          The net reduction to surplus relating to the Company's postretirement benefit plans is $35 million, $46 million, and $30 million in 1996, 1995 and 1994, respectively, which considers the changes in the prepaid postretirement benefit cost of $34 million, $28 million and $90 million in 1996 , 1995 and 1994, respectively.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


          The assumptions used for the postretirement benefit plan were:


                                                                 AS OF SEPTEMBER 30,
                                                    ---------------------------------------------
                                                        1996             1995            1994
                                                        ----             ----            ----
Discount rate                                          7.75%            7.50%            8.50%
Expected long-term rate of return on plan assets       9.00%            8.00%            9.00%
Rate of increase in compensation levels                4.50%            4.50%            5.50%
Health care cost trend rates                        8.50-12.50%      8.90-13.30%      9.10-13.90%
Ultimate health care cost trend rate at 2006           5.00%            5.00%            6.00%

          A 1% increase in health care cost trend rates would increase the September 30, 1996 accumulated postretirement benefit obligation and service/interest costs by $115 million and $12 million, respectively.

     C. Postemployment benefits - The Company accrues for postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1996 and 1995 was $99 million and $96 million, respectively.

6.   NOTES PAYABLE AND OTHER BORROWINGS

     Notes payable and other borrowings consisted of the following at December
     31:

Short-term:                                                  1996          1995
                                                             ----          ----
                                                                (In Millions)
Notes payable to affiliate                                   $ 99           $  0
Current portion of long term
     notes payable                                             11            128
                                                             ----           ----
                                                             $110           $128

Long-Term:                                                   1996           1995
                                                             ----           ----

8.173% note due 2002                                         $249           $249
7.501% note due 1999                                          248            248
5.0819% note due 2004                                          56             66
12.00% note due 1999                                            0             16
Secured demand note
        due 1998                                              100            100
                                                             ----           ----
                                                              653            679
                                                             ----           ----
    Total principal repayments and accrued interest          $763           $807
                                                             ====           ====

          Scheduled principal repayments as of December 31, 1996, are as follows: $110 million in 1997, $100 million in 1998, $239 million in 1999, $0 in 2000, $0 in 2001 and $294 million thereafter.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

7.   SURPLUS

     A. Capital notes - The Company issues Capital Notes that are subordinate in right of payment to policy claims, prior claims and senior indebtedness. A summary of the outstanding Capital Notes as of December 31, 1996 is as follows:


                     PRINCIPAL       CARRYING      INTEREST         MATURITY
ISSUE DATE             (PAR)          AMOUNT         RATE             DATE
----------           ---------       --------      --------         --------
                          (In Millions)
April 28, 1993      $   300            $ 299        6.875%        April 15, 2003
July 1, 1995            350              340        8.300%        July 1, 2025
July 1, 1995            250              246        7.650%        July 1, 2007
July 15, 1995           100              100        8.100%        July 15, 2015
                    -------            -----
    Total           $ 1,000            $ 985
                    =======            =====

     B. Special surplus fund - In accordance with the requirements of various states, a special surplus fund has been established for contingency reserves of $1,268 million and $1,274 million as of December 31, 1996 and 1995, respectively.

     C. Non-admitted assets - Non-admitted assets were $1,367 million and $1,167 million as of December 31, 1996 and 1995, respectively.

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and reasonable valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values. (For all other financial instruments, the carrying value is a reasonable estimate of fair value.)

          Bonds and preferred stock - Fair values for bonds and preferred stock, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts provided by state regulatory authorities.

          Common stock - Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities.

          Mortgage loans on real estate - The fair value of residential mortgages is based on recent market trades or quotes, adjusted where necessary for differences in risk characteristics. The fair value of the commercial mortgage and agricultural loan portfolio is primarily based upon the present value of the scheduled cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, fair value is based upon the value of the underlying collateral.

          Policy loans and premium notes - The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          Derivative financial instruments - The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual future stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity and credit standing.

          Investment-type insurance contract liabilities - Fair values for the Company's investment-type insurance contract liabilities are estimated using a discounted cash flow model, based on interest rates currently being offered for similar contracts. Carrying amounts are included in "Future policy benefits and claims."

          Notes payable and other borrowings - The estimated fair value of notes payable is derived using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

          The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                              1996                                 1995
                                                              ----                                 ----
                                                     CARRYING      ESTIMATED             CARRYING       ESTIMATED
                                                      AMOUNT       FAIR VALUE             AMOUNT        FAIR VALUE
                                                      ------       ----------             ------        ----------
                                                                             (In Millions)
FINANCIAL ASSETS:

  Bonds                                              $75,006         $77,826             $77,494         $83,910
  Preferred stock                                        239             259                 396             410
  Common stock *                                       2,466           2,466               1,805           1,805
  Mortgage loans on real estate                       17,039          17,364              20,280          20,839
  Policy loans and premium notes                       6,023           5,942               6,208           6,452
  Short-term investments                               5,817           5,817               4,633           4,633
  Cash                                                   165             165                 170             170
  Assets held in separate accounts                    57,797          57,797              53,903          53,903
  Derivative financial instruments                         9              16                  15              64

FINANCIAL LIABILITIES:

  Investment-type insurance
    contracts                                         30,194          30,328              34,799          35,720
  Notes payable and other borrowings                     763             794                 807             829
  Liabilities related to separate accounts            57,436          57,436              53,256          53,256
  Derivative financial instruments                        60              63                  94             108

* Excludes investments in subsidiaries of $4,610 million and $4,328 million at December 31, 1996 and 1995, respectively.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     A. Derivative financial instruments - Derivatives include swaps, forwards, futures, options and fixed-rate loan commitments subject to market risk, all of which are used by the Company in the normal course of business in activities other than trading. The Company does not issue or hold derivatives for trading purposes. This classification is based on management's intent at the time of contract inception and throughout the life of the contract. The Company uses derivatives primarily for asset/liability risk management and to reduce exposure to interest rate, currency and other market risks. Of those derivatives held at December 31,1996, 35% of the notional amounts consisted of interest rate derivatives and 65% consisted of foreign currency derivatives.


          The tables below summarize the Company's outstanding positions on a gross basis before netting pursuant to rights of offset, qualifying master netting agreements with counterparties or collateral arrangements at December 31:

                                                        DERIVATIVE FINANCIAL INSTRUMENTS
                                                1996                                            1995
                                                ----                                            ----
                                                                 (In Millions)
                                               CARRYING     ESTIMATED                        CARRYING      ESTIMATED
                                 NOTIONAL       AMOUNT     FAIR VALUE        NOTIONAL         AMOUNT      FAIR VALUE
                                 --------       ------     ----------        --------         ------      ----------
Swaps:
  Assets                         $  159         $    1         $    6         $  418         $   (1)         $   32
  Liabilities                       479             50             53            371             76              79

Forwards:
  Assets                            453              8              8            235             13              17
  Liabilities                       980              9              9          1,074             13              13

Futures:
  Assets                              0              0              0            683              5               5
  Liabilities                       399              1              1            864              5               7

Options:
  Assets                            175              0              0            195              0               0
  Liabilities                         0              0              0              3              0               0

Loan Commitments:
  Assets                            164              0              2            122             (2)             10
  Liabilities                         9              0              0            532              0               9
                                 ------         ------         ------         ------         ------          ------

Total:
  Assets                         $  951         $    9         $   16         $1,653         $   15          $   64
                                 ======         ======         ======         ======         ======          ======

  Liabilities                    $1,867         $   60         $   63         $2,844         $   94          $  108
                                 ======         ======         ======         ======         ======          ======


     B. Off-balance sheet credit-related instruments - During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees and letters of credit. Commitments include variable rate commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

          The notional amount of these instruments, which represents the Company's maximum exposure to credit loss from other parties' non-performance, was $785 million and $1,254 million at December 31, 1996 and 1995, respectively. Because many of these amounts expire without being advanced in whole or in part, the notional amounts do not represent future cash flows.

          The estimated fair value of these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $8 million and $56 million at December 31, 1996 and 1995, respectively.

10.  RELATED PARTY TRANSACTIONS

     A. Service agreements - The Company has entered into service agreements with various subsidiaries. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the subsidiaries to reimburse the Company for the approximate cost of providing such services. The amounts receivable from subsidiaries, reported in "Other assets" at December 31, 1996 and 1995, were $490 million and $509 million, respectively. The subsidiaries also furnish similar services to the Company in connection with such agreements. The amount payable to subsidiaries, reported in "Other liabilities" at December 31, 1996 was $87 million. There was no outstanding balance at December 31, 1995.

          Certain of the Company's group health care subsidiaries provide health insurance to certain employees of the Company. Enrollment contract costs reported in "Other expenses" were $126 million, $111 million and $104 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company purchases corporate owned life insurance policies from one of its life insurance subsidiaries for certain employees. The premium charged for these policies reported in "Other expenses" was $3 million, $12 million and $12 million for the years ended December 31, 1996, 1995 and 1994, respectively. The cash value associated with these policies was $118 million and $102 million at December 31, 1996 and 1995, respectively.

          Certain of the Company's subsidiaries perform services for the Company in connection with the Company's obligations under investment advisory or subadvisory agreements. The costs incurred in connection with performing such services, primarily reported in "Other expenses," were $145 million, $327 million and $342 million for the years ended December 31, 1996, 1995 and 1994, respectively. The Company also provides these services to subsidiaries in connection with such agreements. The investment advisory fees received from affiliates by the Company, reported in "Other income" were $161 million, $92 million and $110 million for the years ended December 31, 1996, 1995 and 1994, respectively.

          The Company borrows short-term funds from Prudential Funding Corporation ("Funding"), a wholly owned subsidiary. The interest expense for these borrowings was $131 million, $66 million and $21 million for the years ended December 31, 1996, 1995 and 1994, respectively. The outstanding balance at December 31, 1996 was $99 million. There was no outstanding balance at December 31, 1995.

     B. Net worth maintenance agreement - The Company has entered into a support agreement with Funding under which it agrees to maintain Funding's tangible net worth, including subordinated debt, at not less than $1.00. As of December 31, 1996, the tangible net worth of Funding was $44 million. Since the inception of the agreement, no support payments have been required.

11.  CONTINGENCIES

     The Company is reviewing its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that appropriate reserves have been established in accordance with applicable accounting standards to provide for appropriate reimbursements to customers.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Twenty-six purported class actions and over 280 individual actions are pending against the Company on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek very substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was created to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. In it, the Task Force found that some sales of life insurance policies made by the Company were improper. The report criticizes the Company's training, oversight, discipline and compliance programs related to insurance sales. Based on these findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia amounting to a total of $35 million. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to policyowners who purchased 10.7 million whole life insurance policies in the United States from the Company from 1982 through 1995. In subsequent negotiations with several states, the Company agreed to pay additional amounts aggregating approximately $30 million by way of fine, reimbursement of investigation expenses and costs associated with outreach to residents of Florida and California.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the class actions consolidated in a Multi-District Litigation involving alleged improprieties in connection with the Company's sale of whole life insurance policies from 1982 through 1995. Pursuant to the proposed settlement, the Company has agreed to provide certain enhancements and changes to the remediation program previously accepted by the Multi-State Task Force, including some additional remedies. In addition, the Company agreed that a minimum cost of $410 million (which was recorded in the Statement of Operations and Changes in Surplus) would be incurred in providing remedies to policyowners under the program, and agreed to certain other payments and guarantees. Under the terms of the guarantees, the Company has agreed that the average cost per remedy will not be less than $2,364 for up to 330,000 claims remedied. For claims remedied in excess of 330,000, the Company has not guaranteed an average cost per remedy. The Company has also agreed to provide additional compensation to be distributed by formula that will range in an aggregate amount from $50 million to $300 million depending on the total number of claims remedied. The Company cannot predict how many claims ultimately will be remedied. The Company has also recorded in the Statement of Operations and Changes in Surplus, its estimate of the minimum administrative costs related to the remediation program. As of March 5, 1997, all 50 states and the District of Columbia have directed the Company to offer a remediation plan based on the program accepted by the Task Force and containing many of the enhancements of the class action settlement.

     Also on October 28, 1996, the U.S. District Court of the District of New Jersey, in which the Multi-District Litigation is pending, conditionally certified a class for settlement purposes and scheduled a hearing on the fairness, reasonableness and adequacy of the proposed settlement. This hearing was held on February 24, 1997. On March 7, 1997, the Court rendered its decision approving the settlement. The owners of approximately 23,000 policies have taken steps to exclude themselves from the class action and are not bound by the settlement.

     To date, the Company has mailed packages to 8.5 million policyowners eligible for the remediation program, informing policyowners in all 50 states and the District of Columbia of their rights under the program. The deadline for electing to participate in the Alternative Dispute Resolution Process ("ADR") or

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     Basic Claim Relief is June 1, 1997. Policyowners who believe that they were misled can file a claim through the ADR. Policyowners who do not believe they were misled, or who do not wish to file a claim under the ADR, may choose from several options available under Basic Claim Relief, such as preferred rate premium loans, or the purchase of enhanced annuities, mutual fund shares or life insurance policies.

     It is not possible on any reliable basis to estimate how many policyowners will participate in the settlement. The cost of the settlement is dependent upon complex and varying factors, including the number of policyowners that participate in the settlement, the relief options chosen and the ultimate dollar value of the settlement. The administrative costs to the Company of remediation of policyowner claims are also subject to a number of complex uncertainties in addition to the unknown quantity and cost of policyowner claims. In light of the uncertainties attendant to these and other factors, management is unable to make a reasonable estimate of the ultimate cost of the remediation program to the Company.

     A purported class action was brought against the Company and certain subsidiaries alleging common law fraud, negligent misrepresentation and violations of the New Jersey RICO statute arising out of the plaintiffs' purchase of certain subordinated mortgage pass-through securities and seeking compensatory and punitive damages and injunctive relief. The Company will deny the substantive allegations of the complaint in its answer and will vigorously defend the suit. The case is at a preliminary stage, and management is not now in a position to predict the outcome or effect of the litigation.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     In 1993, Prudential Securities, Inc. ("PSI"), a subsidiary of Prudential, entered into an agreement with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state securities commissions whereby PSI agreed to pay $330 million into a settlement fund to pay eligible claims on certain limited partnership matters. Under this agreement, if partnership matter claims exceed the established settlement fund, PSI is obligated to pay such additional claims. The agreement also required PSI to take measures to enhance the adequacy of its sales practices compliance controls.

     In October 1994, the United States Attorney for the Southern District of New York (the "U.S. Attorney") filed a complaint against PSI in connection with its sale of certain limited partnerships. Simultaneously, PSI entered into an agreement to comply with certain conditions for a period of three years, and to pay an additional $330 million into the settlement fund. At the end of the three year period, assuming PSI has fully complied with the terms of the agreement, the U.S. Attorney will institute no further action. In the opinion of management, PSI is in compliance with all provisions of the aforementioned agreements.

     The Company has entered into a reinsurance agreement with The Prudential Life Insurance Company, Ltd., a wholly owned subsidiary, under which it has agreed to reinsure certain individual life insurance policies through a yearly renewable term contract. The reinsurance assumed premiums and reserves for 1996 were $27 million and $17 million, respectively.

     The Company as a result of the sale of Prudential Reinsurance Inc. (a PRUCO Inc. subsidiary), agreed to guarantee up to $775 million of Gibraltar Casualty Company (a Prudential subsidiary) obligations with respect to a Stop Loss Agreement and PRUCO Inc.'s (a Prudential subsidiary) payment obligations under an Indemnity Agreement, subject to maximum aggregate payments of $400 million. The maximum aggregate payments under the Prudential Guarantee of the Gibraltar Casualty Company obligations will be

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                    NOTES TO STATUTORY FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

     reduced in certain circumstances to take account of payments made and collateral provided in respect of the guaranteed obligations. The Stop Loss Agreement is intended to mitigate the impact on Prudential Reinsurance Inc. of adverse development of loss reserves, as of June 30, 1995, of up to $375 million of the first $400 million of adverse development. The Company has recorded a loss reserve of $175 million as of December 31, 1996.

     Gibraltar Casualty Company and other property and casualty insurance subsidiaries receive claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the unpaid claim reserves for these losses, management considered the available information and established these reserves in accordance with applicable accounting standards. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     The Company and a number of other insurers (the "Consortium") entered into a Reinsurance and Participation Agreement ("the Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contractholders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the Agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.